AHA INVESTMENT FUNDS
                             a sponsored program of

                                     [LOGO]
                                AMERICAN HOSPITAL
                                  ASSOCIATION

PROSPECTUS DATED AUGUST 24, 2005

CLASS A SHARES

CLASS I SHARES

AHA LIMITED MATURITY FIXED INCOME FUND

AHA FULL MATURITY FIXED INCOME FUND

AHA BALANCED FUND

AHA DIVERSIFIED EQUITY FUND

AHA SOCIALLY RESPONSIBLE EQUITY FUND

[GRAPHIC OMITTED]

                          SERIES OF CNI CHARTER FUNDS
                          [LOGO] CNI CHARTER FUNDS(SM)

                              AHA INVESTMENT FUNDS

                           A SPONSORED PROGRAM OF THE
                          AMERICAN HOSPITAL ASSOCIATION

                               [GRAPHIC OMITTED]

                                               PROSPECTUS DATED AUGUST 24, 2005
CLASS A SHARES

CLASS I SHARES

AHA LIMITED MATURITY FIXED INCOME FUND

AHA FULL MATURITY FIXED INCOME FUND

AHA BALANCED FUND

AHA DIVERSIFIED EQUITY FUND

AHA SOCIALLY RESPONSIBLE EQUITY FUND

INVESTMENT MANAGER:
CCM Advisors, LLC
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

table of contents


THE FUNDS

   AHA Limited Maturity Fixed Income Fund ............................        2

   AHA Full Maturity Fixed Income Fund ...............................        6

   AHA Balanced Fund .................................................       10

   AHA Diversified Equity Fund .......................................       14

   AHA Socially Responsible Equity Fund ..............................       17

MANAGEMENT OF THE FUNDS ..............................................       19

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.................       23

HOW TO BUY, SELL AND EXCHANGE SHARES .................................       24

DIVIDENDS AND TAXES ..................................................       31

FINANCIAL HIGHLIGHTS .................................................       32

PRIVACY PRINCIPLES ...................................................       39

FOR MORE INFORMATION .............................................   back cover


More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

AHA Limited Maturity Fixed Income Fund


OUR GOAL

The AHA Limited Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity. The goal of the AHA Limited Maturity Fixed Income Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY


Under normal circumstances, the AHA Limited Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. The AHA Limited Maturity Fixed Income Fund invests in securities having one of the three highest ratings of either Moody's Investors Service or Standard & Poors Corporation (at least A). The fixed income securities in which the AHA Limited Maturity Fixed Income Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.




Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.


Under normal circumstances, the AHA Limited Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities with "limited maturity," or duration of less than five years. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The dollar-weighted average duration of the predecessor to the AHA Limited Maturity Fixed Income Fund was 1.33 years as of June 30, 2005. Our sub-advisor actively manages the average duration of the portfolio and determines which securities to purchase or sell in accordance with its individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual securities.

PRINCIPAL RISKS OF INVESTING IN THE AHA LIMITED MATURITY FIXED INCOME FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Limited Maturity Fixed Income Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the AHA Limited Maturity Fixed Income Fund is subject to


                         AHA INVESTMENT FUNDS | PAGE 2
the risk that its market segment, limitedmaturity fixed income securities, may underperform other fixed income market segments or the markets as a whole. The AHA Limited Maturity Fixed Income Fund is not a money market fund.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Limited Maturity Fixed Income Fund's securities. Economic or political changes may also adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the AHA Limited Maturity Fixed Income Fund.


GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Limited Maturity Fixed Income Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.


PREPAYMENT RISK - The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Limited Maturity Fixed Income Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.



EXTENSION RISK -- Rising interest rates can cause the average maturity of the AHA Limited Maturity Fixed Income Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.



MANAGER RISK - The performance of the AHA Limited Maturity Fixed Income Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

PAST PERFORMANCE

The AHA Limited Maturity Fixed Income Fund commenced operations on December 22, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund is expected to reorganize into a newly formed series of CNI Charter Funds. The AHA Limited Maturity Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Limited Maturity Fixed Income Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the AHA Limited Maturity Fixed Income Fund will perform in the future.

In the bar chart and the performance table, the performance results are for the Class I shares of the Predecessor Fund, as Class A shares of the Predecessor Fund were offered to the public for less than one calendar year as of the date of this prospectus. Class A shares and Class I shares would have substantially similar annual returns because the


                         AHA INVESTMENT FUNDS | PAGE 3
shares are invested in the same portfolio of securities. However, because the expenses of the Class A shares exceed those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares is lower than the average annual total return of Class I shares. The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the AHA Limited Maturity Fixed Income Fund. It is anticipated that the expenses of the AHA Limited Maturity Fixed Income Fund will be lower than the expenses of the Predecessor Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced.


This bar chart shows the performance of the Predecessor Fund based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995     10.54%
1996      4.09%
1997      5.92%
1998      6.31%
1999      2.75%
2000      7.61%
2001      8.19%
2002      5.44%
2003      1.80%
2004      0.53%

                 Best Quarter            Worst Quarter
                    3.22%                    -1.34%
                  (Q1 1995)                (Q2 2004)


This table shows the Predecessor Fund's average annual total returns for the periods ending December 31, 2004. The table also shows how the Predecessor Fund's performance compares with the returns of an index comprised of securities similar to those held by the Predecessor Fund.

Predecessor Fund                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Return Before Taxes                           0.53%        4.67%         5.28%

Return After Taxes
   on Distributions(1)                       -0.32%        3.14%         3.31%

Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)                             0.37%        2.84%         3.18%

Merrill Lynch 1-3 Year
   Treasury Index(2)(3)                       0.90%        4.93%         5.72%

Lehman Brothers
   Government
   1-3 Year Index(2)(3)                       1.07%        5.11%         5.79%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on the securities included in the Index is from one to three years. This Index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, any agency thereof, and any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. Lehman Brothers Government 1-3 Year Index is a trademark of Lehman Brothers, Inc.

FEES AND EXPENSES OF THE AHA LIMITED MATURITY FIXED INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Limited Maturity Fixed Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Limited Maturity Fixed Income Fund.


                          AHA INVESTMENT FUNDS | PAGE 4

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

                                                               Class A   Class I
Management Fee(1)                                               0.50%     0.50%
Distribution (12b-1) Fees                                       0.25%     none
Other Expenses(2)                                               0.26%     0.26%
--------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses(3)                                                   1.01%     0.76%

(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Limited Maturity Fixed Income Fund's net assets.

(2) Other Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates based in part on the Other Expenses for the Predecessor Fund for the year ended December 31, 2004, and may be higher or lower than shown above.

(3) The investment manager has voluntarily agreed to limit its fees or reimburse the AHA Limited Maturity Fixed Income Fund for expenses to the extent necessary to keep Class A and Class I Total Annual Fund Operating Expenses for the current fiscal year at or below 1.25% and 1.00%, respectively. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the AHA Limited Maturity Fixed Income Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Limited Maturity Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Limited Maturity Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Limited Maturity Fixed Income Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 Year    3 Years
--------------------------------------------------------------------------------
Class A                                                        $   103   $   322
--------------------------------------------------------------------------------
Class I                                                        $    78   $   243
--------------------------------------------------------------------------------


                          AHA INVESTMENT FUNDS | PAGE 5

AHA Full Maturity Fixed Income Fund


OUR GOALS

The AHA Full Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital. The goal of the AHA Full Maturity Fixed Income Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY



Under normal circumstances, the AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations. The AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities having one of the three highest ratings of either Moody's Investors Service or Standard & Poors Corporation (at least A). The Fund may also invest up to 20% of its total assets in securities with a minimum credit rating from Moody's or Standard & Poors of Baa or BBB, respectively, or which, if unrated, are determined by our sub-advisors to be of comparable quality. The fixed income securities in which the AHA Full Maturity Fixed Income Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.




Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.


Under normal circumstances, the AHA Full Maturity Fixed Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities with "full duration," or duration ranging from that of the bonds included in the Lehman Brothers Government/Corporate Intermediate Total Return Index, which had an average duration of 3.65 years as of June 30, 2005, to that of the bonds included in the Lehman Brothers Aggregate Bond Index, which had an average duration of 4.16 years as of June 30, 2005. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. The dollar-weighted average duration of the predecessor to the AHA Full Maturity Fixed Income Fund was 3.54 years as of June 30, 2005. Our sub-advisors actively manage the average duration of the AHA Full Maturity Fixed Income Fund's investments and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The maturity of the securities held by the Fund is generally between five and eleven years.

PRINCIPAL RISKS OF INVESTING IN THE AHA FULL MATURITY FIXED INCOME FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Full Maturity Fixed Income Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


                          AHA INVESTMENT FUNDS | PAGE 6

MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the AHA Full Maturity Fixed Income Fund is subject to the risk that its market segment, long term fixed income securities, may underperform other fixed income market segments or the markets as a whole. The AHA Full Maturity Fixed Income Fund is not a money market fund.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Full Maturity Fixed Income Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Full Maturity Fixed Income Fund.


GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Full Maturity Fixed Income Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.



PREPAYMENT RISK -- The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Full Maturity Fixed Income Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.




EXTENSION RISK -- Rising interest rates can cause the average maturity of the AHA Full Maturity Fixed Income Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.



MANAGER RISK -- The performance of the AHA Full Maturity Fixed Income Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds. In addition, the Fund could fail to meet its investment objective.

FOREIGN SECURITIES -- Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.


                          AHA INVESTMENT FUNDS | PAGE 7

PAST PERFORMANCE

The AHA Full Maturity Fixed Income Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund is expected to reorganize into a newly formed series of CNI Charter Funds. The AHA Full Maturity Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Full Maturity Fixed Income Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the AHA Full Maturity Fixed Income Fund will perform in the future.


In the bar chart and the performance table, the performance results are for the Class I shares of the Predecessor Fund, as Class A shares of the Predecessor Fund were offered to the public for less than one calendar year as of the date of this prospectus. Class A shares and Class I shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of the Class A shares exceed those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares is lower than the average annual total return of Class I shares. The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the AHA Full Maturity Fixed Income Fund. It is anticipated that the expenses of the AHA Full Maturity Fixed Income Fund will be lower than the expenses of the Predecessor Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced.



This bar chart shows the performance of the Predecessor Fund based on a calendar year.


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995         17.18%
1996          2.24%
1997          9.36%
1998          8.11%
1999         -1.48%
2000         10.72%
2001          7.97%
2002          8.84%
2003          4.62%
2004          3.77%

                    Best Quarter          Worst Quarter
                        5.88%                 -3.00%
                      (Q2 1995)             (Q1 1996)

This table shows the Predecessor Fund's average annual total returns for the periods ending December 31, 2004. The table also shows how the Predecessor Fund's performance compares with the returns of an index comprised of securities similar to those held by the Fund.

Predecessor Fund                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Return Before Taxes                                   3.77%    7.15%     7.02%

Return After Taxes
 on Distributions(1)                                  2.30%    5.07%     4.64%

Return After Taxes
 on Distributions
 and Sale of
 Fund Shares(1)                                       2.61%    4.41%     4.27%

Lehman Brothers
 Government/
 Corporate
 Intermediate Total
 Return Index(2)(3)                                   3.04%    7.22%     7.17%

Lehman Brothers
 Aggregate
 Bond Index(2)(3)                                     4.35%    7.72%     7.74%


                          AHA INVESTMENT FUNDS | PAGE 8

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The Lehman Brothers Government/Corporate Intermediate Total Return Index is a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Intermediate Total Return Index are trademarks of Lehman Brothers, Inc.

FEES AND EXPENSES OF THE AHA FULL MATURITY FIXED INCOME FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Full Maturity Fixed Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Full Maturity Fixed Income Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

                                                               Class A   Class I
Management Fee(1)                                               0.50%     0.50%
Distribution (12b-1) Fees                                       0.25%     none
Other Expenses(2)                                               0.26%     0.26%
--------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses(3)                                                   1.01%     0.76%

(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Full Maturity Fixed Income Fund's net assets.

(2) Other Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates based in part on the Other Expenses for the Predecessor Fund for the year ended December 31, 2004, and may be higher or lower than shown above.

(3) The investment manager has voluntarily agreed to limit its fees or reimburse the AHA Full Maturity Fixed Income Fund for expenses to the extent necessary to keep Class A and Class I Total Annual Fund Operating Expenses for the current fiscal year at or below 1.25% and 1.00%, respectively. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the AHA Full Maturity Fixed Income Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Full Maturity Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Full Maturity Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Full Maturity Fixed Income Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 Year   3 Years
--------------------------------------------------------------------------------
Class A                                                        $   103   $   322
--------------------------------------------------------------------------------
Class I                                                        $    78   $   243
--------------------------------------------------------------------------------


                          AHA INVESTMENT FUNDS | PAGE 9

AHA Balanced Fund


OUR GOAL

The AHA Balanced Fund seeks to provide a combination of growth of capital and income. The goal of the AHA Balanced Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY



Under normal circumstances, the AHA Balanced Fund has a diversified portfolio consisting of common stocks of U.S. companies, sponsored U.S. dollar denominated American Depository Receipts of foreign corporations, and fixed income securities of U.S. and foreign companies. Under normal circumstances, up to 75% of the Fund's net assets will be invested in common stocks of large-capitalization companies (defined by Russell/ Mellon, a company that provides portfolio performance services to institutional clients and calculates, distributes and services the Russell Indexes, as companies with market capitalizations of greater than $14 billion) that our sub-advisors believe offer long-term growth and/or income potential, and at least 25% of the Fund's net assets will be invested in fixed income securities, some of which may be convertible into common stocks. The AHA Balanced Fund's fixed income investments will include securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, consisting principally of the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"), debt securities of U.S. issuers and U.S. dollar-denominated debt obligations issued by foreign governments and corporations with minimum credit ratings from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, respectively, and money market instruments.





The fixed income securities in which the AHA Balanced Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms. Our sub-advisors pursue the Fund's goal in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of the AHA Balanced Fund's shares.



Our sub-advisors actively manage the average duration of their respective portions of the fixed income portion of the AHA Balanced Fund and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual fixed income securities in which the AHA Balanced Fund may invest.

The equity portion of the AHA Balanced Fund typically emphasizes securities that a sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     favorable prospects for earnings growth;

      o     above average return on equity and dividend yield; and

      o     sound overall financial condition of the issuer.


Our sub-advisors may buy and sell securities in the AHA Balanced Fund frequently, which may result in higher transaction costs and produce capital gains and losses. A sub-advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.



                         AHA INVESTMENT FUNDS | PAGE 10

PRINCIPAL RISKS OF INVESTING IN THE AHA BALANCED FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Balanced Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Balanced Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any fund invested in stocks, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.



MARKET RISK OF FIXED INCOME SECURITIES - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. While fixed income securities rated Baa by Moody's Investors Service and BBB by Standard & Poor's Corporation are considered investment grade, a poor economy or other negative factors may weaken the ability of the issuer to repay its obligations. The AHA Balanced Fund is not a money market fund.




MEDIUM CAPITALIZATION (MID-CAP) COMPANIES - The AHA Balanced Fund invests from time to time in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Balanced Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Balanced Fund.

AMERICAN DEPOSITORY RECEIPT RISK - The AHA Balanced Fund invests in U.S. dollar denominated American Depository Receipts of foreign companies ("ADRs") which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the difficulty of assessing economic or political trends in foreign countries.

GOVERNMENT-SPONSORED ENTITIES RISK - The AHA Balanced Fund invests in securities issued or guaranteed by government-sponsored entities consisting principally of the FNMA, FHLB, FHMLC, GNMA, and FFCB, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. The FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and the FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.


                         AHA INVESTMENT FUNDS | PAGE 11

PREPAYMENT RISK -- The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the AHA Balanced Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.



EXTENSION RISK -- Rising interest rates can cause the average maturity of the AHA Balanced Fund's holdings to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.




MANAGER RISK -- The performance of the AHA Balanced Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds. In addition, the Fund could fail to meet its investment objective.



FOREIGN SECURITIES -- Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.



CONVERTIBLE SECURITIES RISK -- Convertible securities are convertible into or exchangeable for common or preferred stock. Convertible securities are subject to the same risks as fixed income securities, including interest rate risk, credit risk and issuer risk.


PAST PERFORMANCE

The AHA Balanced Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund is expected to reorganize into a newly formed series of CNI Charter Funds. The AHA Balanced Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Balanced Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the AHA Balanced Fund will perform in the future.


In the bar chart and the performance table, the performance results are for the Class I shares of the Predecessor Fund, as Class A shares of the Predecessor Fund were offered to the public for less than one calendar year. Class A shares and Class I shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of the Class A shares exceed those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares is lower than the average annual total return of Class I shares. The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the AHA Balanced Fund. It is anticipated that the expenses of the AHA Balanced Fund will be lower than the expenses of the Predecessor Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced.



                         AHA INVESTMENT FUNDS | PAGE 12

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995     25.02%
1996     18.05%
1997     24.45%
1998      8.83%
1999     15.43%
2000      1.61%
2001      1.27%
2002    -11.18%
2003     19.36%
2004      9.95%

              Best Quarter     Worst Quarter
                12.71%            -9.96%
              (Q4 1998)         (Q3 2002)

This table shows the Predecessor Fund's average annual total returns for the periods ending December 31, 2004. The table also shows how the Predecessor Fund's performance compares with the returns of indices comprised of companies similar to those held by the Predecessor Fund.

Predecessor Fund                                One Year   Five Years   10 Years
--------------------------------------------------------------------------------
Return Before Taxes                               9.95%       3.70%      10.72%

Return After Taxes
   on Distributions(1)                            9.38%       0.80%       6.91%

Return After Taxes
   on Distributions
   and Sale of
   Fund Shares(1)                                 6.40%       2.54%       6.98%

S&P 500(R)
   Stock Index(2)(3)                             10.90%      -2.26%      12.10%

Lehman Brothers
   Aggregate
   Bond Index(2)(3)                               4.35%       7.72%       7.74%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. S&P 500" Stock Index is a registered trademark of McGraw-Hill, Inc. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers, Inc.

FEES AND EXPENSES OF THE AHA BALANCED FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Balanced Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Balanced Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)

                                                               Class A   Class I
Management Fee(1)                                               0.75%     0.75%
Distribution (12b-1) Fees                                       0.25%     none
Other Expenses(2)                                               0.26%     0.26%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(3)                                                  1.26%     1.01%

(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Balanced Fund's net assets.

(2) Other Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates based in part on the Other Expenses for the Predecessor Fund for the year ended December 31, 2004, and may be higher or lower than shown above.


(3) The investment manager has voluntarily agreed to limit its fees or reimburse the AHA Balanced Fund for expenses to the extent necessary to keep Class A and Class I Total Annual Fund Operating Expenses for the current fiscal year at or below 1.50% and 1.00%, respectively. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the AHA Balanced Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.


EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Balanced Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Balanced Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 Year   3 Years
--------------------------------------------------------------------------------
Class A                                                         $ 127     $ 399
--------------------------------------------------------------------------------
Class I                                                         $ 102     $ 321
--------------------------------------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 13

AHA Diversified Equity Fund


OUR GOAL

The AHA Diversified Equity Fund seeks to provide long-term capital growth. The goal of the AHA Diversified Equity Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY



We seek to have a diversified portfolio consisting of common stocks. Under normal circumstances, at least 80% of the AHA Diversified Equity Fund's net assets, plus any borrowings for investment purposes, are invested in common stocks of large-capitalization U.S. companies (defined by Russell/Mellon, a company that provides portfolio performance services to institutional clients and calculates, distributes and services the Russell Indexes, as companies with market capitalizations of greater than $14 billion) that are diversified among various industries and market sectors. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders.



The AHA Diversifed Equity Fund typically emphasizes equity securities that a sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer;

      o     favorable prospects for earnings growth;

      o     above average return on equity and dividend yield; and

      o     sound overall financial condition of the issuer.


The Fund may invest up to 20% of its assets in mid-capitalization companies (as defined by Russell/ Mellon, companies with capitalizations of $1.8 billion to $14 billion). Our sub-advisors may buy and sell securities in the AHA Diversified Equity Fund frequently, which may result in higher transaction costs and produce capital gains and losses. Our sub-advisors may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.


The AHA Diversified Equity Fund may invest substantially all of its assets in common stocks.

PRINCIPAL RISKS OF INVESTING IN THE AHA DIVERSIFIED EQUITY FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Diversified Equity Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:


MARKET RISK OF COMMON STOCKS -By investing in common stocks, the AHA Diversified Equity Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.




                         AHA INVESTMENT FUNDS | PAGE 14

MEDIUM CAPITALIZATION (MID-CAP) COMPANY RISK -- The AHA Diversified Equity Fund may invest up to 20% of its assets in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


MANAGER RISK -- The performance of the AHA Diversified Equity Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds. In addition, the Fund could fail to meet its investment objective.

ISSUER RISK - Changes in the financial condition of issuers may adversely affect the value of the AHA Diversified Equity Fund's securities. Economic or political changes may also adversely affect the ability of insurers to repay principal and to make interest payments on securities owned by the AHA Diversified Equity Fund.

PAST PERFORMANCE

The AHA Diversified Equity Fund commenced operations on October 20, 1988 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund is expected to reorganize into a newly formed series of CNI Charter Funds. The AHA Diversified Equity Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Diversified Equity Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the AHA Diversified Equity Fund will perform in the future.


In the bar chart, the performance results are for the Class I shares of the Predecessor Fund. Class A shares of the Predecessor Fund were first offered to the public on December 30, 2002. Class A shares and Class I shares have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of the Class A shares exceed those of the Class I shares due to the Rule 12b-1 distribution fee on Class A shares, the average annual total return of Class A shares is lower than the average annual total return of Class I shares. The performance of the Predecessor Fund has not been restated to reflect the expected expenses of the AHA Diversified Equity Fund. It is anticipated that the expenses of the AHA Diversified Equity Fund will be lower than the expenses of the Predecessor Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced.


This bar chart shows the performance of the Predecessor Fund's Class I shares based on a calendar year. The performance of the Predecessor Fund's Class A shares for the calendar years ended December 31, 2003 and 2004 was 28.83% and 13.23%, respectively.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995         33.73%
1996         23.35%
1997         33.64%
1998         16.67%
1999         20.98%
2000         -2.92%
2001         -2.05%
2002        -19.59%
2003         29.17%
2004         13.53%

                    Best Quarter             Worst Quarter
                       20.91%                   -17.30%
                     (Q4 1998)                 (Q3 2002)


                         AHA INVESTMENT FUNDS | PAGE 15

This table shows the Predecessor Fund's average annual total returns for the periods ending December 31, 2004. The table also shows how the Predecessor Fund's performance compares with the returns of an index comprised of securities similar to those held by the Predecessor Fund.

Predecessor Fund                    One Year    Five Years  10 Years
----------------------------------------------------------------------
Return Before Taxes
   Class A                           13.23%         n/a        n/a
   Class I                           13.53%        2.32%     13.31%
Return After Taxes
   on Distributions(2)
   Class A                           13.16%         n/a        n/a
   Class I                           13.19%        0.32%     10.89%
Return After Taxes
   on Distributions
   and Sale of
   Fund Shares
   Class A                            8.69%         n/a        n/a
   Class I                            8.69%        1.94%      8.48%
S&P 500(R)
   Stock Index(2)(3)                 10.90%       -2.26%     12.10%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.

(3) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Predecessor Fund previously also compared its performance with the Russell 1000(R) Value Index, which measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The investment manager believes it is more appropriate to compare the Predecessor Fund's performance with a broader measure of market performance given the Fund's principal investment strategies. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. Russell 1000(R) Value Index is a registered trademark of The Frank Russell Company.

FEES AND EXPENSES OF THE AHA DIVERSIFIED EQUITY FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Diversified Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA diversified Equity Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)

                                           Class A      Class I
Management Fee(1)                           0.75%        0.75%
Distribution (12b-1) Fees                   0.25%        none
Other Expenses(2)                           0.26%        0.26%
------------------------------------------------------------------
Total Annual Fund Operating
   Expenses(3)                              1.26%        1.01%

(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Diversified Equity Fund's net assets.

(2) Other Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates based in part on the Other Expenses for the Predecessor Fund for the year ended December 31, 2004, and may be higher or lower than shown above.

(3) The investment manager has voluntarily agreed to limit its fees or reimburse the AHA Diversified Equity Fund for expenses to the extent necessary to keep Class A and Class I Total Annual Fund Operating Expenses for the current fiscal year at or below 1.26% and 1.01%, respectively. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the AHA Diversified Equity Fund's expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Diversified Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Diversified Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Diversified Equity Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year           3 Years
----------------------------------------------------
Class A                  $128             $400
----------------------------------------------------
Class I                  $103             $322
----------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 16

AHA Socially Responsible Equity Fund


OUR GOALS

The AHA Socially Responsible Equity Fund seeks to provide long-term capital growth. The goal of the AHA Socially Responsible Equity Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY



Under normal circumstances, the AHA Socially Responsible Equity Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days' prior notice to shareholders. The AHA Socially Responsible Equity Fund may invest up to 50% of its assets in securities of mid-cap companies (defined by Russell/Mellon, a company that provides portfolio performance services to institutional clients and calculates, distributes and services the Russell Indexes, as companies that have market capitalizations greater than $1.8 billion and less than $14 billion at the time of purchase).



In selecting investments, our sub-advisor considers social criteria such as an issuer's community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights, and product safety. Using both quantitative and qualitative data, our sub-advisor also evaluates an issuer's involvement in specific revenue-generating activities to determine whether the issuer's involvement was meaningful or simply incidental with respect to that activity.

Our sub-advisor applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically will emphasize securities that our sub-advisor believes have one or more of the following characteristics:

      o     a price significantly below the intrinsic value of the issuer

      o     below average price to sales and price to cash flow ratios; and

      o     sound overall financial condition of the issuer.

Our sub-advisor may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security's purchase, or more attractive investment alternatives are identified.

The AHA Socially Responsible Equity Fund does not invest in an issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer's involvement in those activities may not be publicly available, it is possible that the Fund's holdings may include an issuer that does not meet its criteria for socially responsible investing. When our sub-advisor discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE AHA SOCIALLY RESPONSIBLE EQUITY FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The AHA Socially Responsible Equity Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK OF COMMON STOCKS - By investing in common stocks, the AHA Socially Responsible Equity Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual


                         AHA INVESTMENT FUNDS | PAGE 17
companies may report poor results or be negatively affected by industry wide and/or economic trends and developments. The AHA Socially Responsible Equity Fund is also subject to the risk that its principal market segment, socially responsible investing, may underperform other equity market segments or the market as a whole. The rights of common stockholders in liquidation and dividends generally are subordinated (i.e., rank lower) than those of preferred stockholders, bondholders and other creditors of the issuer.



MEDIUM CAPITALIZATION (MID-CAP) COMPANY RISK -- The AHA Socially Responsible Equity Fund invests in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.


MANAGER RISK -- The performance of the AHA Socially Responsible Equity Fund is dependent on the portfolio managers' skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds. In addition, the Fund could fail to meet its investment objective.

PAST PERFORMANCE

The AHA Socially Reponsible Equity Fund commenced operations on January 1, 2005 as a series of AHA Investment Funds, Inc., a Maryland corporation (the "Predecessor Fund"). On September 30, 2005, the Predecessor Fund is expected to reorganize into a newly formed series of CNI Charter Funds. The AHA Socially Responsible Equity Fund has adopted an investment objective and certain investment characteristics and policies identical to those of the Predecessor Fund.

Performance information for the Predecessor Fund has not been presented because the Predecessor Fund had not been in operation for a full calendar year as of the date of this prospectus.

FEES AND EXPENSES OF THE AHA SOCIALLY RESPONSIBLE EQUITY FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the AHA Socially Responsible Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the AHA Socially Responsible Equity Fund.

ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)

                                                          Class A        Class I
Management Fee(1)                                          0.75%          0.75%
Distribution (12b-1) Fees                                  0.25%          none
Other Expenses(2)                                          0.26%          0.26%
--------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses(3)                                              1.26%          1.01%

(1) The "Management Fee" is an annual fee, payable monthly out of the AHA Socially Responsible Equity Fund's net assets.

(2) Other Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates based on the current fiscal year and may be higher or lower than shown above.

(3) The investment manager has voluntarily agreed to limit its fees or reimburse the AHA Socially Responsible Equity Fund for expenses to the extent necessary to keep Class A and Class I Total Annual Fund Operating Expenses for the current fiscal year at or below 1.50% and 1.25%, respectively. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the AHA Socially Responsible Equity Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the AHA Socially Responsible Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the AHA Socially Responsible Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the AHA Socially Responsible Equity Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 Year           3 Years
--------------------------------------------------------------------------------
Class A                                                  $128             $400
--------------------------------------------------------------------------------
Class I                                                  $103             $322
--------------------------------------------------------------------------------


                         AHA INVESTMENT FUNDS | PAGE 18
management of the funds

INVESTMENT MANAGER

CCM Advisors, LLC. ("CCMA") provides the Funds with investment management services. CCMA's address is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.


CCMA is majority-owned by Convergent Capital Management LLC ("CCM"), which in turn is majority-owned by City National Corporation. CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operates independently of CCM, or to any clients of its affiliates.


CCMA is responsible for the evaluation, selection and monitoring of each Fund's sub-advisor(s). CCMA selects sub-advisors based on a variety of factors, including investment style, performance record and the characteristics of each sub-advisor's typical investments. The assets of each multi-manager Fund are divided into segments and CCMA is responsible for allocating the assets among the sub-advisors in accordance with their specific investment styles.

The sub-advisors manage each Fund's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Subject to the oversight of CCMA and the Board of Trustees, the sub-advisors have complete discretion as to the purchase and sale of investments for the Funds consistent with each Fund's investment objective, policies and restrictions.

CCMA receives for its investment management services a fee at the annual rate of 0.50% of average daily net assets of the AHA Limited Maturity Fixed Income Fund, 0.50% of average daily net assets of the AHA Full Maturity Fixed Income Fund, 0.75% of average daily net assets of the AHA Balanced Fund, 0.75% of average daily net assets of the AHA Diversified Equity Fund and 0.75% of average daily net assets of the AHA Socially Responsible Equity Fund. The sub-advisors are compensated out of the investment management fees paid to CCMA.

Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. However, CNI Charter Funds has received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CCMA, subject to certain conditions required by the SEC, to replace any sub-advisor with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees, but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and will be provided with information regarding the new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CCMA has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CCMA also may terminate any sub-advisor to a Fund and assume direct responsibility for the portfolio management of the Fund with the approval of the Board of Trustees but without obtaining shareholder approval.


                         AHA INVESTMENT FUNDS | PAGE 19

SUB-ADVISORS

Following is certain information about each of the sub-advisors for the Funds and the individuals employed by or associated with each sub-advisor who are primarily responsible for the day-to-day management of each Fund's investment portfolio (the "Portfolio Managers"). The SAI contains additional information about the sub-advisors and the Portfolio Managers, including the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

THE PATTERSON CAPITAL CORPORATION ("Patterson") currently serves as sub-advisor to the AHA Limited Maturity Fixed Income Fund. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans.

Patterson's investment management process involves the day-to-day interaction of three key staff members, Joseph B. Patterson, Jean M. Clark and Gregory W. Welch. Mr. Patterson and Ms. Clark are the two lead portfolio managers for the AHA Limited Maturity Fixed Income Fund. Mr. Patterson is Patterson's President and Chief Investment Strategist and has been with the firm since 1977. Ms. Clark is a Senior Vice President and Portfolio Manager and has been with the firm since 1983. Mr. Welch is an Assistant Vice President and Assistant Portfolio Manager and has been with the firm since 1996.

Mr. Patterson, together with Ms. Clark, develops all macro strategies relative to duration, sector, quality and yield curve structure. Ms. Clark and Mr. Welch are jointly responsible for the implementation of these strategies including security selection, trading, portfolio risk analysis, and investment compliance management.

BAIRD ADVISORS, an institutional fixed income department within Robert W. Baird & Co., Inc. ("Baird"), currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund and to the fixed income portion of the AHA Balanced Fund. Baird is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202. Baird provides management services to pension plans, non-profit organizations and individuals.

Daniel A. Tranchita and Gary A. Elfe have primary responsibility for managing the AHA Full Maturity Fixed Income Fund and the portion of the AHA Balanced Fund managed by Baird. Mr. Tranchita has been a Senior Vice President and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC ("Firstar") from 1989 to 2000. Mr. Elfe has been a Managing Director and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager at Firstar from 1978 to 2000.

As Baird utilizes a team-oriented investment approach, Mary Ellen Stanek (Chief Investment Officer), Charlie Groeschell, Warren Pierson, Jay Schwister, Sharon deGuzman and Jeff Schrom are also involved in portfolio analysis and in security transactions for the AHA Full Maturity Fixed Income Fund and the AHA Balanced Fund.

CAMBIAR INVESTORS, LLC ("Cambiar") currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund and to a portion of the AHA Balanced Fund invested in equity securities. Cambiar is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206 and, until July 2001, was a subsidiary of United Asset Management Corporation ("UAM"), a subsidiary of Old Mutual plc, a publicly held company. In July 2001, Cambiar's principals purchased Cambiar from UAM/Old Mutual. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals.

All investment decisions are made jointly by Cambiar's investment team. This team consists of Brian Barish (Principal - President and Director of Research), Michael Gardner (Principal - Portfolio Manager, Investment Analyst), Maria Azari (Principal


                         AHA INVESTMENT FUNDS | PAGE 20

- Portfolio Manager, Investment Analyst), Ania Aldrich (Principal - Portfolio Manager, Investment Analyst), Timothy Beranek (Vice President - Portfolio Manager, Investment Analyst), Bo Brownstein (Investment Analyst) and Andrew Baumbusch (Investment Analyst). Should the team not be able to reach consensus on a decision, Mr. Barish has the authority to step in and make the final decision for the team.

The principal portfolio managers for the portions of the AHA Diversified Equity Fund and AHA Balanced Fund managed by Cambiar are Mr. Barish, Mr. Gardner, Ms. Azari and Ms. Aldrich. Each individual became a principal of Cambiar in 2003 and has been employed by Cambiar in his or her current position for at least the last five years.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC ("Freeman") currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund and to a portion of the AHA Balanced Fund invested in equity securities. Freeman is located at 16236 San Dieguito Road, Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations.

All of Freeman's strategies are team-managed. The members of the investment team who contribute to the day-to-day management of the AHA Diversified Equity Fund and the AHA Balanced Fund are John D. Freeman (Chairman and CEO), Michael Bishopp (President and Director of Risk Management), Maninder Hunjan (Portfolio Manager/Research Analyst), Jeffrey Norman (Portfolio Manager) and Thomas Anichini (Portfolio Manager). The principal portfolio managers for the portions of the AHA Diversified Equity Fund and AHA Balanced Fund managed by Freeman are Messrs. Freeman and Norman. Each of Messrs. Freeman, Bishopp, Hunjan, Norman and Anichini have been in their current positions with Freeman for at least the last five years except for Mr. Freeman, whose title changed from President to Chairman and CEO in 2004, and Mr. Hunjan, who was a research analyst and assumed portfolio management responsibilities in 2004.

SKBA CAPITAL MANAGEMENT, LLC ("SKBA") currently serves as sub-advisor to the AHA Socially Responsible Equity Fund. SKBA is located at 44 Montgomery Street, San Francisco, California 94104, and is indirectly majority owned by CCM. SKBA provides investment advisory services to a variety of clients.

SKBA and CCM have entered into an arrangement whereby CCM will permit SKBA to utilize certain of CCM's employees to market SKBA's products and services. CCM and SKBA have agreed that SKBA shall make no direct cash payment to CCM for the use of the CCM employees. Because of the relationship between CCM, CCMA and SKBA, any referral of business to SKBA as a result of the efforts of CCM's employees, including the recommendation by CCMA to the Board of Trustees that SKBA be retained as the sub-advisor to the AHA Socially Responsible Equity Fund, may directly or indirectly benefit CCM, as well as those employees.

All SKBA client accounts are managed by an investment strategy team led by Andrew W. Bischel (Principal and Chief Investment Officer). The strategy team for the AHA Socially Responsible Equity Fund meets at least weekly to discuss and decide which securities should be added to the Fund or sold from it. The members of the strategy team are Mr. Bischel, Kenneth J. Kaplan (Chairman and CEO), Josh J. Rothe (Senior Portfolio Manager and Securities Analyst), Matthew
D. Zuck (Senior Portfolio Manager and Securities Analyst) and Shelly H. Mann (Director of Trading). Each of these individuals has been in his or her current position with SKBA for at least the last five years other than Mr. Zuck, who was a Portfolio Manager and Securities Analyst from 2000 to 2002.


CITY NATIONAL ASSET MANAGEMENT, INC. ("CNAM"), a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank and indirect subsidiary of City National Corporation, has been selected by CCMA to serve as sub-advisor to a



                         AHA INVESTMENT FUNDS | PAGE 21
portion of the AHA Limited Maturity Fixed Income Fund. The appointment of CNAM as a sub-advisor is subject to shareholder approval, which is expected to be obtained in connection with the reorganization of the Predecessor Funds into the Funds.

CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. CNAM currently serves as the investment adviser to eleven other series of CNI Charter Funds.

CNAM's portion of the AHA Limited Maturity Fixed Income Fund will be managed primarily by Rodney J. Olea (Senior Vice President and Director of Fixed Income), William C. Miller, Jr. (Vice President and Senior Portfolio Manager), Paul C. Single (Vice President and Senior Portfolio Manager) and Robert Harder (Vice President and Senior Portfolio Manager). Mr. Olea oversees strategy development and implementation for CNAM's portion of the Fund. He has been with CNAM for ten years and has held the position of Director of Fixed Income for six years. Messrs. Miller and Single are responsible for strategy development and day-to-day implementation for the Fund. Mr. Miller has served in his current position with CNAM for four years. Prior to joining CNAM, he was an Investment Officer at Fiduciary Trust International from 1998 to 2001. Mr. Single has served in his current position with CNAM for two years. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1988 to 2003. Mr. Harder also works on strategy development and implementation for the Fund. He has served in his current position with CNAM since February, 2005. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1997 to 2004.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a plan (the "Plan") for their Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of the Class A shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                         AHA INVESTMENT FUNDS | PAGE 22
non-principal investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The Funds."


DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's sub-advisors, a Fund may invest up to 100% of its assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.


PORTFOLIO TURNOVER - A sub-advisor will sell a security when it believes it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.


                         AHA INVESTMENT FUNDS | PAGE 23
how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

PRICING OF FUND SHARES

Shares of the Funds are bought and sold at net asset value ("NAV") on each day the New York Stock Exchange ("NYSE") is open for regular session trading that is not a bank holiday. NAV is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their NAV at the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Time.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, a sub-advisor, in coordination with CCMA, values securities at their fair value under the direction of and in accordance with procedures approved by the Board of Trustees. A sub-advisor will also use fair-value pricing if the value of a security a Fund holds is materially affected by events occurring after the close of the primary market on which the security is traded. The effect of fair-value pricing will be that the security's value will not be based on a quoted price, but on a price that reflects fair value of the security. The Board of Trustees reviews all fair value determinations.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

INVESTMENT MINIMUMS

The minimum initial investment for Class I shares in each Fund is $1,000,000, and the minimum initial investment for Class A shares in each Fund is $1,000. There is no minimum for subsequent investments in Class I or Class A shares. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Funds may accept investments of smaller amounts at their discretion.

HOW TO BUY SHARES

You may purchase shares on any day that the NYSE is open for regular session trading that is not a bank holiday. There are three ways to purchase shares of the Fund:

BY MAIL. To open a new account, complete and sign an application. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. You will be required to include your full name, permanent street address, date of birth and taxpayer identification number. Send your completed application and check to:

REGULAR MAIL:

AHA Investment Funds
P.O. Box 446
Portland, ME 04112

OVERNIGHT DELIVERY:

AHA Investment Funds
Two Portland Square
Portland, ME 04101


                         AHA INVESTMENT FUNDS | PAGE 24

To add to an existing account, make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:

REGULAR MAIL:

AHA Investment Funds
P.O. Box 446
Portland, ME 04112

OVERNIGHT DELIVERY

AHA Investment Funds
Two Portland Square
Portland, ME 04101

BY BANK WIRE. If you are making an initial investment in a Fund, before you wire funds, please call us at 1-800-445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

Citibank, N.A.
New York, NY
ABA #021000089

For Credit To:

Forum Shareholder Services
Account Number: 30576692
Further Credit: Mutual Fund Name
Shareholder name and account number

If you wish to add to an existing account by fed wire, please call us at 1-800-445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire. You may also make additional purchases via Electronic Funds Transfer from your checking/savings account if you elected the option on your account application. In order to participate in this option, your bank must be a member of the Automated Clearing House (ACH) network. Amounts sent by wire or electronic funds must be received by 4:00 p.m., Eastern Time, in order to buy shares that day.

The Funds do not impose charges for wire services, but your bank may impose such charges. The Fund and Citigroup are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Contact your financial institution or financial professional for more information. If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the NAV next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined. Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

As long as the Funds, or the Funds' agent, receive your purchase request in good order before the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time), your shares will be considered to be received that day and your shares will be purchased at that day's NAV. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's NAV. "In good order" means that the Funds have received and processed your account application and have received all required information and documentation, including the information described under "Customer Identification and Verification" below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares under "How to Buy Shares." You will begin earning dividends on the next business day after your purchase order is executed.


                         AHA INVESTMENT FUNDS | PAGE 25

The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance as described under "Anti-Money Laundering Program." The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund's rejection of a purchase request based on the Fund's obligation to deter money laundering under Federal law or the Fund's determination that the purchase request will disrupt the Fund's operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after the Transfer Agent's receipt of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Funds' compliance with Federal law relating to money laundering.


The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

The Transfer Agent may charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

The Funds will not issue share certificates.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, we may be required to collect documents to fulfill our legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds



                         AHA INVESTMENT FUNDS | PAGE 26
reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse or cancel any purchase or exchange order (generally within one business day), (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. Unless your account is frozen or involuntarily closed, if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund. If your account is closed at the request of a governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


HOW TO SELL SHARES

You may redeem some or all of your shares on any day the NYSE is open for regular session trading and that is not a bank holiday. The Funds ordinarily pay redemption proceeds on the business day following the sale for your shares. However, the Funds reserve the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account.

There are three ways to redeem your shares:

BY MAIL. Complete a written redemption request that includes the Fund's name, your account number, each account owner's name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

REGULAR MAIL:

AHA Investment Funds
P.O. Box 446
Portland, ME 04112

OVERNIGHT DELIVERY:

AHA Investment Funds
Two Portland Square
Portland, ME 04101

BY TELEPHONE. You must make arrangements to redeem by telephone prior to the redemption. Please call us at 1-800-445-1341 for more information or to redeem during regular business hours. Please be sure to furnish your taxpayer identification number.

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Contact your financial institution or financial professional for more information. Redemption requests must be received by your financial institution or financial professional before 4:00 p.m., Eastern Time. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

As long as the Funds, or the Funds' agent, receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time), your shares will be sold at that day's NAV. A redemption request is in good order if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be


                         AHA INVESTMENT FUNDS | PAGE 27
sold at the next day's NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations. Shares generally continue earning dividends until the next business day after your trade date.

The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established.

Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.


Generally, payment of redemption proceeds will be made to you or sent to your pre-authorized bank account on the day following your redemption. However, the Funds reserve the right to send payment within seven days of your request. Additionally, if you have recently purchased shares by check, a Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 days from the date of purchase.


The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

The Funds reserve the right to pay redemptions "in kind" - payment of liquid portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for the same class of shares of any other Fund. Shares may only be exchanged between identically registered accounts. An exchange is a sale and any gain or loss realized on an exchange may be recognized for federal income tax purposes. The Funds reserve the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use. Excessive trading can hurt both performance and shareholders. If you make excessive exchanges, the Funds may restrict your ability to exchange shares of the Funds. See "Frequent Purchases and Redemptions of Fund Shares." Unless your account is frozen or involuntarily closed (see "Anti-Money Laundering Program"), if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund.

If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:

BY MAIL. Send a written request using the procedures for written redemption requests below. No signature guarantee is required. For further information, please call us at 1-800-445-1341.

BY TELEPHONE. You must request telephone exchange privileges on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

AHA Investment Funds
P.O. Box 446
Portland, ME 04112

To request an exchange, please call us at 1-800-445- 1341. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern Time.


                         AHA INVESTMENT FUNDS | PAGE 28

THROUGH A FINANCIAL INSTITUTION OR FINANCIAL PROFESSIONAL. Exchange instructions must be received before 4:00 p.m., Easter Time. Contact your financial institution or financial professional for more information. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution. Unless your account is frozen or involuntarily closed (see "Anti-Money Laundering Program"), if the Funds reject your exchange order, you may still redeem your shares of the applicable Fund.



Forum Shareholder Services, transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CCMA also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CCMA and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.



Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Transfer Agent finds what it believes may be market timing activity in an omnibus account with respect to the Funds, it will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity.


ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

                         AHA INVESTMENT FUNDS | PAGE 29

During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at Two Portland Square, Portland, ME 04101.


AUTOMATIC REDEMPTION OF SMALL ACCOUNTS

The Funds reserve the right to redeem accounts having a value less than $500, unless the account value was reduced due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Funds will notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.

LOST ACCOUNTS

The Funds will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Funds determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Funds will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

REPORTING TO SHAREHOLDERS

To reduce the volume of mail that you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call us at 1-800-445-1341 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

PORTFOLIO HOLDINGS DISCLOSURE

For a discussion of the Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.


                         AHA INVESTMENT FUNDS | PAGE 30
dividends and taxes

DIVIDENDS

For the AHA Limited Maturity Fixed Income Fund and the AHA Full Maturity Fixed Income Fund, we will declare and distribute investment income, if any, monthly as a dividend to shareholders. For the AHA Balanced Fund, the AHA Diversified Equity Fund and the AHA Socially Responsible Equity Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct us in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after we receive your written notice. To cancel your election, please send us your written notice. Proceeds from dividends or distributions will normally be wired on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the Funds. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 30%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is in the SAI.


                         AHA INVESTMENT FUNDS | PAGE 31
financial highlights

The following financial highlights tables are intended to help you understand the Predecessor Funds' financial performance. For each of the Predecessor Funds, with the exception of the periods ending December 31, 2004, information for the years or periods indicated below has been audited by Ernst & Young LLP, whose report, along with the financial statements, are included in the 2004 Annual Report for the Predecessor Funds. No financial information is presented for the predecessor to the AHA Socially Responsible Equity Fund, because the Predecessor Fund commenced operations on January 1, 2005. Information presented in the financial highlights tables is for a Class I share or Class A share, as applicable, outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class I or Class A investment, as applicable, in each Predecessor Fund (assuming reinvestment of all dividends and distributions).

   PREDECESSOR TO THE AHA LIMITED MATURITY FIXED INCOME FUND -- CLASS I SHARES

                                  Six Months Ended
                                    Dec. 31, 2004    Period ended    Period ended    Period ended    Period ended    Period ended
PER SHARE DATA(1)(6)                 (Unaudited)     June 30, 2004   June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  BEGINNING OF
  PERIOD                             $   10.68         $   10.86      $  10.65         $  10.43        $  10.11        $  10.20
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.11              0.18          0.28             0.44            0.63            0.58
Net Realized and
  Unrealized Gains
  (Losses) on Securities                 (0.01)            (0.18)         0.21             0.22            0.32           (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                     0.10                --          0.49             0.66            0.95            0.49
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
  Net Investment Income                  (0.11)            (0.18)        (0.28)           (0.44)          (0.63)          (0.58)
Distributions from
  Realized Capital Gains                 (0.01)               --            --               --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends &
  Distributions                          (0.12)            (0.18)        (0.28)           (0.44)          (0.63)          (0.58)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  END OF PERIOD                      $   10.66         $   10.68      $  10.86         $  10.65        $  10.43        $  10.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                           0.92%(7)         (0.05%)        4.65%            6.16%           9.17%           4.37%
SUPPLEMENTAL DATA AND RATIOS(6)
Net Assets End of
  Period (000's)                     $ 149,160         $ 159,949      $ 96,605         $ 85,644        $ 51,076        $ 85,813
Ratio of Expenses to
  Average Net Assets(3)(4)                0.74%(8)          0.73%         0.85%            0.76%           0.24%           0.14%
Program Service Fee(4)                      --                --            --             0.13%           0.50%           0.50%
Ratio of Net Investment
  Income to Average
  Net Assets(3)                           1.94%(8)          1.65%         2.58%            4.00%           6.50%           5.86%
Ratio of Expenses to
  Average Net Assets
  (Excluding Waivers &
  Recaptured Fees)(3)                     0.74%(8)          0.73%         0.83%            0.78%           0.24%           0.14%
Portfolio Turnover Rate(9)               54.50%               98%           --               60%(5)         189%            162%

----------
(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.

(3) Ratios include all management fees and expenses except for the program service fee.

(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(5) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

(6) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.

(7)   Not annualized.

(8)   Annualized.

(9) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                         AHA INVESTMENT FUNDS | PAGE 32

   PREDECESSOR TO THE AHA LIMITED MATURITY FIXED INCOME FUND -- CLASS A SHARES

                                                                For the Period
                                                              October 22, 2004*-
                                                               December 31, 2004
PER SHARE DATA(1)                                                 (Unaudited)
--------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                                              $10.77
--------------------------------------------------------------------------------
Net Investment Income(5)                                              0.03
Net Realized and Unrealized
   Gains (Losses) on Securities                                      (0.07)
--------------------------------------------------------------------------------
Total from Operations                                                 0.04
--------------------------------------------------------------------------------
Dividends from
   Net Investment Income                                             (0.05)
Distributions from
   Realized Capital Gains                                            (0.01)
--------------------------------------------------------------------------------
Total Dividends & Distributions                                      (0.06)
--------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                       $10.67
--------------------------------------------------------------------------------
TOTAL RETURN(2)                                                      (0.37%)(2)

SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000's)                                    $  203
Ratio of Expenses to
   Average Net Assets                                                 0.97%(3)
Ratio of Net Investment Income
   to Average Net Assets                                              1.70%(3)
Portfolio Turnover Rate(4)                                           54.50%

----------
*     Commencement of operations

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2)   Not annualized.

(3)   Annualized.

(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                         AHA INVESTMENT FUNDS | PAGE 33

    PREDECESSOR TO THE AHA FULL MATURITY FIXED INCOME FUND -- CLASS I SHARES

                                 Six Months Ended
                                   Dec. 31, 2004     Period ended     Period ended    Period ended     Period ended    Period ended
PER SHARE DATA(1)(7)               (Unaudited)       June 30, 2004    June 30, 2003   June 30, 2002    June 30, 2001   June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF
   PERIOD                            $ 10.39            $ 10.87          $ 10.34         $ 10.10          $  9.68        $  9.85
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                   0.19(2)            0.36(2)          0.49            0.52             0.63           0.64
Net Realized and
   Unrealized Gains
   (Losses) on Securities               0.20              (0.36)            0.53            0.24             0.42          (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Total from Operations                   0.39                 --             1.02            0.76             1.05           0.47
------------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income               (0.20)             (0.39)           (0.49)          (0.52)           (0.63)         (0.64)
Distributions from
   Realized Capital Gains              (0.09)             (0.09)              --              --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                       (0.29)             (0.48)           (0.49)          (0.52)           (0.63)         (0.64)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                     $ 10.49            $ 10.39          $ 10.87         $ 10.34          $ 10.10        $  9.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                         3.77%(9)           0.08%           10.06%           7.40%           10.61%          4.41%

SUPPLEMENTAL DATA AND RATIOS(7)
Net Assets End of
   Period (000's)                    $30,516            $28,958          $31,264         $38,267          $38,540        $78,188
Ratio of Expenses to
   Average Net Assets(4)(5)             0.94%(10)          1.00%            1.00%           0.76%            0.31%          0.17%
Program Service Fee(5)                    --                 --               --            0.17%            0.50%          0.50%
Ratio of Net Investment
   Income to Average
   Net Assets(4)                        3.67%(10)          3.40%            4.51%           5.09%            6.74%          6.55%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)(4)                1.00%(10)          0.98%            1.29%           1.08%            0.31%          0.17%
Portfolio Turnover Rate(8)             50.52%               302%              --              99%(6)          236%           211%

----------
(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.

(4) Ratios include all management fees and expenses except for the program service fee.

(5) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

(7) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.

(8) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(9)   Not annualized.

(10)  Annualized.


                         AHA INVESTMENT FUNDS | PAGE 34

    PREDECESSOR TO THE AHA FULL MATURITY FIXED INCOME FUND -- CLASS A SHARES

                                            Six Months Ended     For the Period
                                           December 31, 2004*    May 11, 2004*
PER SHARE DATA(1)                            (Unaudited)         June 30, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                          $10.39               $10.32
--------------------------------------------------------------------------------
Net Investment Income                             0.18(5)              0.04
Net Realized and Unrealized
   Gains (Losses) on Securities                   0.20                 0.09
--------------------------------------------------------------------------------
Total from Operations                             0.38                 0.13
--------------------------------------------------------------------------------
Dividends from
   Net Investment Income                         (0.18)               (0.06)
Distributions from
   Realized Capital Gains                        (0.09)                  --
--------------------------------------------------------------------------------
Total Dividends & Distributions                  (0.27)               (0.06)
--------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                   $10.50               $10.39
--------------------------------------------------------------------------------
TOTAL RETURN                                      3.75%(2)             1.29%(2)

SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000's)                $  109               $  104
Ratio of Expenses to
   Average Net Assets                             1.19%(3)             1.15%(3)
Ratio of Net Investment Income
   to Average Net Assets                          3.42%(3)             3.27%(3)
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)                             1.25%(3)             1.25%(3)
Portfolio Turnover Rate(4)                       50.52%              302.49%

----------
*     Commencement of operations

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2)   Not annualized.

(3)   Annualized.

(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The turnover rate presented is for the Fund for the year ended June 30, 2004.

(5) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                         AHA INVESTMENT FUNDS | PAGE 35

             PREDECESSOR TO THE AHA BALANCED FUND -- CLASS I SHARES

                                 Six Months Ended
                                   Dec. 31, 2004    Period ended    Period ended   Period ended     Period ended    Period ended
PER SHARE DATA(1)(7)                (Unaudited)     June 30, 2004   June 30, 2003  June 30, 2002    June 30, 2001   June 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD              $   8.98          $   8.03        $   8.03       $   9.17          $  12.44       $   14.69
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                   0.08              0.10(2)         0.11           0.12              0.45            0.37
Net Realized and Unrealized
   Gains (Losses) on Securities         0.54              0.97              --          (0.72)             0.16            0.26
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                   0.62              1.07            0.11          (0.60)             0.61            0.63
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income               (0.08)            (0.12)          (0.11)         (0.12)            (0.36)          (0.37)
Distributions from
   Realized Capital Gains                 --                --              --          (0.42)            (3.52)          (2.51)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                       (0.08)            (0.12)          (0.11)         (0.54)            (3.88)          (2.88)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD       $   9.52          $   8.98        $   8.03       $   8.03          $   9.17       $   12.44
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                         6.94%(8)         13.41%           1.40%         (6.94%)            6.21%           3.99%

SUPPLEMENTAL DATA AND RATIOS(7)
Net Assets End of
   Period (000's)                   $ 17,898          $ 16,930        $ 18,615       $ 23,375          $ 23,591       $  48,936
Ratio of Expenses to
   Average Net Assets(4)(5)             1.24%(9)          1.50%           1.50%          1.13%             0.46%           0.24%
Program Service Fee(5)                    --                --              --           0.24%             0.75%           0.75%
Ratio of Net Investment
   Income to Average
   Net Assets(4)                        1.73%             1.14%           1.43%          1.42%             2.66%           2.59%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers
   & Recaptured Fees)(4)                1.41%(9)          1.31%           1.81%          1.64%             0.46%           0.24%
Portfolio Turnover Rate                36.19%               70%             --             80%(6)           220%            169%

----------
(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.

(4) Ratios include all management fees and expenses except for the program service fee.

(5) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

(7) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.

(8)   Not annualized.

(9)   Annualized.


                         AHA INVESTMENT FUNDS | PAGE 36

        PREDECESSOR TO THE AHA DIVERSIFIED EQUITY FUND -- CLASS I SHARES

                                 Six Months Ended
                                   Dec. 31, 2004    Period ended    Period ended   Period ended     Period ended    Period ended
PER SHARE DATA(1)(6)                (Unaudited)     June 30, 2004   June 30, 2003  June 30, 2002    June 30, 2001   June 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD              $  15.39          $  12.74        $  13.08       $  15.90          $  21.04       $   22.15
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                   0.08              0.10            0.08           0.10              0.26            0.24
Net Realized and
   Unrealized Gains
   (Losses) on Securities               1.26              2.65           (0.34)         (2.01)            (0.21)           1.05
---------------------------------------------------------------------------------------------------------------------------------
Total from Operations                   1.34              2.75           (0.26)         (1.91)             0.05            1.29
---------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income               (0.08)            (0.10)          (0.08)         (0.11)            (0.26)          (0.24)
Distributions from
   Realized Capital Gains                 --                --              --          (0.80)            (4.93)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends &
   Distributions                       (0.08)            (0.10)          (0.08)         (0.91)            (5.19)          (2.40)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                    $  16.65          $  15.39        $  12.74       $  13.08          $  15.90       $   21.04
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                         8.78%(8)         21.60%          (1.98%)       (12.75%)            1.17%           5.28%

SUPPLEMENTAL DATA AND RATIOS(6)
Net Assets End of
   Period (000's)                   $ 81,543          $ 68,068        $ 55,564       $ 85,673          $ 92,053       $ 131,786
Ratio of Expenses to
   Average Net Assets(3)(4)             1.02%(9)          1.02%           1.18%          0.84%             0.16%           0.11%
Program Service Fee(4)                    --                --              --           0.25%             0.75%           0.75%
Ratio of Net Investment
   Income to Average
   Net Assets(3)                        1.12%(9)          0.67%           0.61%          0.66%             1.33%           1.11%
Portfolio Turnover Rate(9)             46.04%               98%             --             29%(5)            99%             67%

----------
(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.

(3) Ratios include all management fees and expenses except for the program service fee.

(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(5) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

(6) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.

(7) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(8)   Not annualized.


                         AHA INVESTMENT FUNDS | PAGE 37

        PREDECESSOR TO THE AHA DIVERSIFIED EQUITY FUND -- CLASS A SHARES

                                                        For the Period     For the Period
                                    Six Months Ended     July 1, 2003    December 30, 2002*
                                   December 31, 2004*      through            through
PER SHARE DATA(1)(4)                  (Unaudited)       June 30, 2004      June 30, 2003
-------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                $  15.43             $  12.75           $  11.48
-------------------------------------------------------------------------------------------
Net Investment Income                     0.06                 0.06               0.03
Net Realized and Unrealized
   Gains (Losses) on Securities           1.26                 2.65               1.26
-------------------------------------------------------------------------------------------
Total from Operations                     1.32                 2.71               1.29
-------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                 (0.06)               (0.03)             (0.02)
Distributions from
   Realized Capital Gains                   --                   --                 --
-------------------------------------------------------------------------------------------
Total Dividends & Distributions          (0.06)               (0.03)             (0.02)
-------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD         $  16.69             $  15.43           $  12.75
-------------------------------------------------------------------------------------------
TOTAL RETURN                              8.61%(2)            21.24%             11.26%(2)

SUPPLEMENTAL DATA AND RATIOS(4)
Net Assets End of Period (000's)      $  8,267             $  7,392           $  6,454
Ratio of Expenses to
   Average Net Assets                     1.27%(3)             1.27%              1.45%(3)
Ratio of Net Investment Income
   to Average Net Assets(3)               0.87%(3)             0.42%              0.48%(3)
Portfolio Turnover Rate(4)               46.04%               97.51%                --

----------
*     Commencement of operations

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2)   Not annualized.

(3)   Annualized.

(4) For the period December 30, 2002 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.

(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                         AHA INVESTMENT FUNDS | PAGE 38
privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: 1) when requested to do so by the shareholder; 2) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and 3) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds' Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.


                         AHA INVESTMENT FUNDS | PAGE 39
notes
notes

For More Information

AHA INVESTMENT FUNDS

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Once it becomes available, in the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Once available, additional information about the Funds' investments can be found in the Funds' Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

      SEI Investments Distribution Co.
      One Freedom Valley Drive
      Oaks, Pennsylvania 19456


or call 1-800-445-1341 or visit WWW.AHAFUNDS.ORG.


Information about the Funds, including the SAI, may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

If you have questions about the Funds, please call 1-800-445-1341 or visit WWW.AHAFUNDS.ORG.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

The Investment Company Act file number of CNI Charter Funds: 811-07923.

                                                                 CNI-PS-004-0400

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                      AHA SOCIALLY RESPONSIBLE EQUITY FUND


                           Class A and Class I Shares

                                 August 24, 2005


Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated August 24, 2005, which may be amended from time to time, for the AHA Limited Maturity Fixed Income Fund (the "Limited Maturity Fixed Income Fund"), the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fixed Income Fund"), the AHA Balanced Fund (the "Balanced Fund"), the AHA Diversified Equity Fund (the "Diversified Equity Fund") and the AHA Socially Responsible Equity Fund (the "Socially Responsible Equity Fund").

The Limited Maturity Fixed Income Fund and the Full Maturity Fixed Income Fund are referred to herein as the "Bond Funds." The Balanced Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are referred to herein as the "Equity Funds." The Bond Funds and the Equity Funds are referred to herein as the "Funds."

Each of the Funds is a series of CNI Charter Funds (the "Trust"), an open-end, management investment company. Audited financial statements as of and for the years ended June 30, 2003 and June 30, 2004 for each of the Predecessor Funds (as defined in this SAI), as contained in the Annual Report to Shareholders of each of the Predecessor Funds for the fiscal periods ending June 30, 2003 and June 30, 2004, and unaudited financial statements and financial highlights for the six months ended December 31, 2004 for the Predecessor Funds are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectuses or Annual Reports, please call 1-800-445-1341 or visit www.ahafunds.org.

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

PREDECESSOR FUNDS............................................................1

INVESTMENT TECHNIQUES........................................................1

INVESTMENT RESTRICTIONS.....................................................16

CERTAIN RISK CONSIDERATIONS.................................................19

MANAGEMENT OF THE TRUST.....................................................21

PORTFOLIO TRANSACTIONS......................................................42

DISTRIBUTIONS AND TAXES.....................................................44

SHARE PRICE CALCULATION.....................................................49

DISTRIBUTION PLAN...........................................................50

EXPENSES....................................................................52

CODE OF ETHICS..............................................................52

DISCLOSURE OF PORTFOLIO HOLDINGS............................................52

PROXY VOTING................................................................53

GENERAL INFORMATION.........................................................54

PRINCIPAL HOLDERS OF SECURITIES.............................................55

PERFORMANCE INFORMATION.....................................................58

PURCHASE AND REDEMPTION OF SHARES...........................................60

OTHER INFORMATION...........................................................62

FINANCIAL STATEMENTS........................................................62

APPENDIX A - RATINGS OF INVESTMENT SECURITIES..............................A-1

APPENDIX B -  PROXY VOTING POLICIES OF SUB-ADVISERS........................B-1

                                PREDECESSOR FUNDS

Each of the Funds intends to commence operations on or about September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988 for which CCM Advisors, LLC ("CCM Advisors" or the "Investment Advisor") serves as investment advisor. CCM Advisors is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund will receive Class A and Class I shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds' fiscal year ended June 30, while the Funds' fiscal year ends September
30. Each Fund is a diversified portfolio.

CCM Advisors serves as investment advisor to the Funds. As the Investment Advisor, CCM Advisors allocates portions of each Fund's assets among each of Cambiar Investors, LLC, Freeman Associates Investment Management LLC, The Patterson Capital Corporation, Robert W. Baird & Company, SKBA Capital Management, LLC and City National Asset Management, Inc. (each a "Sub-Adviser" and collectively the "Sub-Advisers") and any other sub-adviser which it may engage, subject to approval by the Trust's Board of Trustees. Each of the Sub-Advisers serves as a Sub-Adviser to one or more of the Funds, as described more fully below. CCM Advisors does not provide day-to-day portfolio management services to the Funds.

                              INVESTMENT TECHNIQUES

The Funds' Prospectus describes the principal strategies and risks of investing in each Fund. This Statement of Additional Information provides additional information about the Funds' principal strategies and risks and describes non-principal strategies and risks of the Funds that an investor should also consider.

EQUITY SECURITIES


The Equity Funds will invest in equity securities as a principal investment strategy. The Bond Funds may invest in preferred stock as a non-principal investment strategy. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests may cause the net asset value of the Fund to fluctuate.


Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock and may be held by the Equity or Bond Funds. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES AND WARRANTS


The Balanced Fund may invest in convertible securities as a principal investment strategy and in warrants as a non-principal investment strategy. The other Equity Funds may invest in convertible securities and warrants as a non-principal investment strategy. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.


A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). No Equity Fund may invest more than 5% of the value of the Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

FIXED INCOME SECURITIES

The Bond Funds and the Balanced Fund will (as a principal investment strategy), and the Diversified Equity Fund and the Socially Responsible Equity Fund may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers ("Government Securities"). The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

Corporate Bonds. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Variable and Floating Rate Instruments. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable Rate Demand Notes. The Bond Funds may invest in variable rate demand notes ("VRDNs") as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, each Fund may invest in such VRDNs, the issuers or underlying institutions of which the Sub-Adviser believes are creditworthy and satisfy the quality requirements of the Funds. The Sub-Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Zero Coupon Bonds. The Bond Funds may as a non-principal investment strategy invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. It is not anticipated that any Fund will invest more than 5% of its assets in zero coupon securities during the next year.

U.S. GOVERNMENT AGENCY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue or guarantee obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), while others are supported by the right of the issuer to borrow from the U.S. Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

ILLIQUID SECURITIES

The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the relevant Sub-Adviser pursuant to guidelines approved by the Board. The Sub-Adviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. Each Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Under the Funds' policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund's total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund's total assets.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The value of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

ASSET-BACKED SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

FOREIGN SECURITIES


The Balanced Fund may invest in U.S. dollar-denominated foreign securities as a principal investment strategy. Each of the other Funds may invest in U.S. dollar-denominated foreign securities as a non-principal investment strategy. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.


Each Fund may invest up to 15% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund's total assets at the time of purchase, although it currently does not intend to do so.

FUTURES AND OPTIONS ON FUTURES


Each of the Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy, although the Limited Maturity Fixed Income Fund does not intend to invest in these securities in the next year. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

INVESTMENT COMPANY SHARES

Each of the Funds may invest in shares of other investment companies as a non-principal investment strategy, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, each Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of another company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

REITS

The Equity Funds may invest in real estate investment trusts ("REITs") as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

Each Fund may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Funds may enter into such option transactions only as part of a hedging strategy.

Each of the Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of the Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of the Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of the Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.

REPURCHASE AGREEMENTS

The Bond Funds may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian in a segregated account on behalf of a Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is anticipated that each Fund, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Managers, liquidity or other considerations warrant.

LENDING OF PORTFOLIO SECURITIES

Each of the Funds may lend their portfolio securities in order to generate additional income as a non-principal investment strategy. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the relevant Sub-Adviser. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit,

U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the relevant Sub-Adviser to be creditworthy, and when, in the judgment of the Sub-Adviser, the income which can be earned currently from such loans justifies the attendant risk.

HIGHLY LIQUID INVESTMENTS

Each Fund may invest in cash and cash equivalents as a non-principal investment strategy. The Funds may invest in bank notes. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Funds may invest in bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Funds may invest in certificates of deposit. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Each Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the relevant Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Asset-Backed Commercial Paper. Each Fund may invest a portion of its assets in asset-backed commercial paper. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. To the extent that a Sub-Adviser, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.

TAX EXEMPT COMMERCIAL PAPER

Each Fund may invest in tax-exempt commercial paper as a non-principal investment strategy. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

WHEN-ISSUED SECURITIES

The Bond Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. Because a Fund's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Sub-Adviser expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund's total assets absent unusual market conditions.

BORROWING POLICY

The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 10% of its total assets. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will borrow for leverage purposes or purchase securities or make investments while borrowings exceed 5% of its total assets. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

No Fund may:

1. Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not do so. Up to 1/3 of a Fund's assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

No Fund may:

1. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2. Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Invest, under normal circumstances, less than 80% of the value of its net assets in a particular type of investment that is suggested by the Fund's name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4. Purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5. Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 10% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

                           CERTAIN RISK CONSIDERATIONS


DEBT

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. Investors also should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur.

The value of commercial paper and other securities in these Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

LOW GRADE, HIGH YIELD DEBT

Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"), as discussed in Appendix A attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, each Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisitions and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, it could be more difficult to sell these securities or they may be able to be sold only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

PREPAYMENTS

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by each Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Sub-Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

BOND FUND RISKS

The value of commercial paper and other securities in the Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. The Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CCM Advisors, the investment advisor to the Funds, or its affiliates, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

                              INDEPENDENT TRUSTEES


-------------------------------------------------------------------------------------------------------------------------
Name                     Position    Term of     Principal Occupation for       Number of       Other Directorships Held
Address                  with the    Office and  the Past Five Years            Portfolios in   by Trustee
Age                      Trust       Length of                                  Fund Complex
                                     Time Served                                Overseen by
                                                                                Trustee
-------------------------------------------------------------------------------------------------------------------------

Irwin G. Barnet, Esq.*   Trustee     Since 1999  Attorney and partner, Reed     18              None
Reed Smith LLP                                   Smith LLP, a law firm
1901 Avenue of the                               (January, 2003-present);
Stars, #700                                      attorney and principal,
Los Angeles,                                     Crosby, Heafey, Roach &
California  90067                                May P.C., a law firm
Age: 66                                          (September, 2000-December,
                                                 2002 ); attorney and
                                                 principal, Sanders, Barnet,
                                                 Goldman, Simons & Mosk, a
                                                 law firm (prior to
                                                 September, 2000).

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------- ------------------- --------------------------
Name                     Position    Term of     Principal Occupation for       Number of       Other Directorships Held
Address                  with the    Office and  the Past Five Years            Portfolios in   by Trustee
Age                      Trust       Length of                                  Fund Complex
                                     Time Served                                Overseen by
                                                                                Trustee
-------------------------------------------------------------------------------------------------------------------------
Victor Meschures         Trustee     Since 1999  Certified Public               18              None
Meschures, Campeas,                              Accountant, Meschures,
Thompson, Snyder and                             Campeas, Thompson,
Pariser, LLP                                     Snyder and Pariser, LLP,
8383 Wilshire Boulevard                          an accounting firm
Suite 500                                        (1964-present).
Beverly Hills, CA 90211
Age: 67

-------------------------------------------------------------------------------------------------------------------------
William R. Sweet         Trustee     Since 1999  Retired; Executive Vice        18              None
81 Mt. Tiburon Road                              President, Union Bank of
Tiburon, California                              California (1985-1996).
94920
Age: 67

-------------------------------------------------------------------------------------------------------------------------
James Wolford**          Trustee     Since 1999  Chief Financial Officer,       18              None
CNI Charter Funds                                Bixby Land Company, a
400 North Roxbury Drive                          real estate company
Beverly Hills,                                   (September,
California 90210                                 2004-present); Regional
Age: 50                                          Financial Officer,
                                                 AIMCO, a real estate
                                                 investment trust (January,
                                                 2004- September, 2004);
                                                 Chief Financial Officer, DBM
                                                 Group, a direct mail
                                                 marketing company (August,
                                                 2001- January, 2004); Senior
                                                 Vice President and Chief
                                                 Operating Officer, Forecast
                                                 Commercial Real Estate
                                                 Service, Inc. (January,
                                                 2000- August, 2001); Senior
                                                 Vice President and Chief
                                                 Financial Officer, Bixby
                                                 Ranch Company, (1985-
                                                 January, 2000).

-------------------------------------------------------------------------------------------------------------------------

* This Trustee's firm renders certain legal services to CNB and City National Corporation ("CNC") (the parent company of CNB), and its predecessor did so in 2002 and 2001. Total fees in 2004, 2003, and 2002 were approximately $70,100, $179,800, and $106,000, respectively. In February, 2004 and February, 2005, the other independent Trustees determined that Mr. Barnet should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which did not involve the Trust, and because of his minimal interest in such fees.


** Bixby Land Company (the "Company"), of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $9.9 million as of July 26, 2005. The Company also has a $10 million loan from CNB secured by an office building located in San Diego, which expires in 2012. In May, 2005, the other Independent Trustees determined that Mr. Wolford should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company had been made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

                                    OFFICERS


-------------------------------------------------------------------------------------------------------------------------
Name                        Position with the    Term of Office      Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
-------------------------------------------------------------------------------------------------------------------------

Timothy D. Barto            Vice President       Since 2000          Attorney, SEI Investments (1999- present); Vice
SEI Investments             and Assistant                            President and Assistant Secretary of the
One Freedom Valley Drive    Secretary                                Administrator (1999-Present); Assistant Secretary
Oaks, Pennsylvania  19456                                            of the Distributor (2003-Present); Vice President
Age: 36                                                              of the Distributor (1999-2004).

-------------------------------------------------------------------------------------------------------------------------
Lydia A. Gavalis            Vice President       Since 1999          Vice President and Assistant Secretary of the
SEI Investments             and Assistant                            Administrator (1998-Present); Assistant Secretary
One Freedom Valley Drive    Secretary                                of the Distributor (1998-Present); Vice President
Oaks, Pennsylvania  19456                                            of the Distributor (1998-2004).
Age: 40
-------------------------------------------------------------------------------------------------------------------------
Valerie Y. Lewis            Vice President of    Since August, 2005  Chief Compliance Officer, City National Asset
City National Bank          Compliance and                           Management, Inc. ("CNAM") (August, 2005-
400 N. Roxbury Drive        Chief Compliance                         Present); Fund Boards Specialist - Assistant
Beverly Hills, CA  90210    Officer                                  Secretary, Capital Research and Management
Age: 49                                                              Company and Capital International, Inc.
                                                                     (1999-2005).
-------------------------------------------------------------------------------------------------------------------------
Vernon C. Kozlen            President and        Since 2000          Chairman of the Board, CNAM (2001-present);
City National Bank          Chief Executive                          Chairman of the Board, City National Securities
400 N. Roxbury Drive        Officer                                  (November 1999-Present); Executive Vice
Beverly Hills, CA  90210                                             President, CNB (1996-present); Manager, RCB
Age: 60                                                              (December 2000-present); Manager, Convergent
                                                                     Capital Management, LLC (April 2003-present);
                                                                     Executive Vice President of Trust and Private Client
                                                                     Services, First Interstate Bank (1985-1996).

-------------------------------------------------------------------------------------------------------------------------
Philip T. Masterson         Vice President       Since 2004          Employed by SEI Investments (August
SEI Investments             and Assistant                            2004-Present); General Counsel, Citco Mutual Fund
One Freedom Valley Drive    Secretary                                Services (2003-2004); Vice President and
Oaks, Pennsylvania  19456                                            Associate Counsel, Oppenheimer Funds (1998-2003).
Age: 40

-------------------------------------------------------------------------------------------------------------------------
James Ndiaye                Vice President       Since 2005          Attorney, Employed by SEI Investments Company
SEI Investments             and Assistant                            (2004- Present); Vice President, Deutsche Asset
One Freedom Valley Drive    Secretary                                Management (2003-2004); Associate, Morgan Lewis &
Oaks, Pennsylvania  19456                                            Bockius LLP (2000-2003); Assistant Vice
Age: 37                                                              President, ING Variable Annuities Group
                                                                     (1999-2000).
-------------------------------------------------------------------------------------------------------------------------
Michael T. Pang             Vice President &     Since 2005          Attorney, Employed by SEI Investments Company
SEI Investments             Assistant                                (January 2005); Counsel, Caledonian Bank &
One Freedom Valley Drive    Secretary                                Trust's Mutual Funds Group (2004-2005).  Counsel,
Oaks, Pennsylvania  19456                                            Permal Asset Management (2001-2004).  Associate,
Age: 33                                                              Schulte, Roth & Zabel's Investment Management
                                                                     Group (2000-2001).  Staff Attorney, U.S. SEC's
                                                                     Division of Enforcement, Northeast Regional
                                                                     Office (1997-2000).

-------------------------------------------------------------------------------------------------------------------------
Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM (2001-present);
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 39

-------------------------------------------------------------------------------------------------------------------------
Eric Kleinschmidt           Controller and       Since 2005          SEI Investments, Director of Funds Accounting
SEI Investments             Chief Operating                          (2004-Present);  Manager of Funds Accounting
One Freedom Valley Drive    Officer                                  (1999-2004).
Oaks, Pennsylvania  19456
Age: 37

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Name                        Position with the    Term of Office      Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
-------------------------------------------------------------------------------------------------------------------------
Richard A. Weiss            Vice President       Since 2000          President, CNAM (2001-present); Senior Vice
City National Bank          and Assistant                            President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present); Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present);  Executive Vice
Age: 44                                                              President and Chief Investment Officer, Sanwa
                                                                     Bank California (1994-1999).

-------------------------------------------------------------------------------------------------------------------------
Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors, LLC (2001-present);  Director of
190 S. LaSalle Street       Secretary*                               Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 51

-------------------------------------------------------------------------------------------------------------------------
Savitri P. Pai              Vice President*      Since 2005          Chief Legal Officer (2003-present) and Chief
CCM Advisors, LLC                                                    Compliance Officer (2004-present), CCM Advisors,
190 S. LaSalle Street                                                LLC (since 2003); Director, Treasurer, General
Suite 2800                                                           Counsel, Kenilworth Fund, Inc. (1992-2003).
Chicago, IL  60603
Age: 39
-------------------------------------------------------------------------------------------------------------------------

*Effective upon the closing of the reorganization of the Predecessor Funds into the Funds.


THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent public registered accounting firm, approves all auditing and other services provided to the Trust by its independent public registered accounting firm, and reviews with the independent public registered accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2004, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of persons who are not considered "interested persons" of the Trust within the meaning of the 1940 Act. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2004.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Trust's Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004.

                              INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------
Name of Trustee     Dollar Range of Equity     Aggregate Dollar Range of Equity
                    Securities in each Fund    Securities in All Registered
                                               Investment Companies Overseen by
                                               Trustee in Family of Investment
                                               Companies
--------------------------------------------------------------------------------

Irwin G. Barnet     None                       Over $100,000

--------------------------------------------------------------------------------

Victor Meschures    None                       None

--------------------------------------------------------------------------------
                                               $1 - $10,000
William R. Sweet    None

--------------------------------------------------------------------------------

James Wolford       None                       None

--------------------------------------------------------------------------------


COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2004.

                              INDEPENDENT TRUSTEES


---------------------------------------------------------------------------------------------------------------
     Name of Trustee        Aggregate       Pension or Retirement  Estimated Annual   Total Compensation From
                        Compensation from    Benefits Accrued As     Benefits Upon      Registrant and Fund
                            Registrant          Part of Funds'        Retirement     Complex Paid to Trustees
                                                   Expenses
---------------------------------------------------------------------------------------------------------------

Irwin G. Barnet              $19,750                 N/A                  N/A                 $19,750

---------------------------------------------------------------------------------------------------------------

Victor Meschures             $19,750                 N/A                  N/A                 $19,750

---------------------------------------------------------------------------------------------------------------

William R. Sweet             $19,750                 N/A                  N/A                 $19,750

---------------------------------------------------------------------------------------------------------------

James Wolford                $19,750                 N/A                  N/A                 $19,750

---------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR


CCM Advisors serves as the investment advisor for each Fund pursuant to an Investment Management Agreement between CCM Advisors and the Trust dated as of October 1, 2005 (the "Management Agreement"). CCM Advisors is a majority-owned subsidiary of Convergent Capital Management LLC, which, in turn, is majority-owned by City National Corporation, a New York Stock Exchange listed company.


Under the Management Agreement, and subject to the supervision of, and policies established by, the Board of Trustees, CCM Advisors retains, recommends employment and termination of, and monitors the performance of sub-advisers in managing the investment portfolios of the Funds and provides other services necessary to the operation of the Funds. In accordance with an exemptive order obtained by the Trust from the U.S. Securities and Exchange Commission ("SEC"), the Investment Advisor may from time to time with the approval of the Trust's Board of Trustees change a Sub-Adviser according to certain procedures without soliciting shareholder approval.

The Management Agreement with respect to each Fund is in effect for a two-year term from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Management Agreement provides that the Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Advisor also may act as an investment advisor or administrator to other persons, entities, and corporations, including other investment companies.

In return for its services, each Fund pays a management fee to CCM Advisors for serving as its investment advisor. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the annual investment advisory fees paid by each Fund to CCM
Advisors:

                  Limited Maturity Fixed Income Fund                   0.50%
                  Full Maturity Fixed Income Fund                      0.50%
                  Balanced Fund                                        0.75%
                  Diversified Equity Fund                              0.75%
                  Socially Responsible Equity Fund                     0.75%

For the years ended June 30, 2004 and June 30, 2003, the Predecessor Funds paid the Investment Advisor the following investment management fees. For each Predecessor Fund, the Investment Advisor's investment management fees were allocated among the classes of the Predecessor Fund according to the relative net asset values of the classes. Information is not presented for the Predecessor Fund to the Socially Responsible Equity Fund, as that Predecessor Fund commenced operations on January 1, 2005.

  ----------------------------------------------------------------------------
                      Fund                              Management
                      ----                               Fees Paid
                                                         ---------
  ----------------------------------------------------------------------------
                                         2004          2003           2002
                                         ----          ----           ----
  ----------------------------------------------------------------------------
  Limited Maturity Fixed Income Fund   $686,691      $447,372       $237,003
  ----------------------------------------------------------------------------
  Full Maturity Fund                   $144,315      $186,166       $121,907
  ----------------------------------------------------------------------------
  Balanced Fund                        $125,565      $192,686       $121,168
  ----------------------------------------------------------------------------
  Diversified Equity Fund              $524,148      $529,869       $447,032
  ----------------------------------------------------------------------------


The Investment Advisor also provided certain administrative services to the Predecessor Funds through April 8, 2005. For the year ended June 30, 2004, the Predecessor Funds paid the Investment Advisor the following administration fees. For each Predecessor Fund, the Investment Advisor's administration fees were allocated among the classes of the Predecessor Fund according to the relative net asset values of the classes. Information is not presented for the Predecessor Fund to the Socially Responsible Equity Fund, as that Predecessor Fund commenced operations on January 1, 2005.

        ------------------------------------------------------------------
                                       Fund
                                       ----
        ------------------------------------------------------------------
        Limited Maturity Fixed Income Fund               $63,213
        ------------------------------------------------------------------
        Full Maturity Fund                               $13,290
        ------------------------------------------------------------------
        Balanced Fund                                    $7,735
        ------------------------------------------------------------------
        Diversified Equity Fund                          $32,254
        ------------------------------------------------------------------

CCM Advisors is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. CCM Advisors provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. CCM Advisors also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

CCM Advisors has contractually agreed to reduce its investment management fees for the current fiscal year to the extent that ordinary operating expenses of the Funds exceed the following expense ratios:

                                                      Expense Level
                                          (as a % of average daily net assets)
                                          ------------------------------------

Fund                                       Class A                     Class I
----                                       -------                     -------
Limited Maturity Fixed Income Fund          1.25%                       1.00%
Full Maturity Fixed Income Fund             1.25%                       1.00%
Balanced Fund                               1.25%                       1.00%
Diversified Equity Fund                     1.50%                       1.25%
Socially Responsible Equity Fund            1.50%                       1.25%

The Funds may terminate this undertaking at any time upon 60 days' notice, and the agreement automatically terminates upon the termination of the Management Agreement. Any reductions made by the Investment Advisor in its fees from a Fund are subject to reimbursement by the Fund within the following three years subject to various conditions described below. The Investment Advisor generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

The Investment Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Advisor must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Advisor intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

Under a similar arrangement with the Predecessor Funds, CCM Advisors has paid certain excess operating expenses of the Predecessor Funds. The right to seek reimbursement of such excess operating expenses will be carried over to the shares of the Funds. As of June 30, 2004, fees waived by CCM Advisors and subject to reimbursement were $167,266 for the Balanced Fund and $227,312 for the Full Maturity Fixed Income Fund.

SUB-ADVISERS

Each of the following organizations presently serves as a Sub-Adviser of the indicated Fund(s) pursuant to a Sub-Advisory agreement (the "Sub-Advisory Agreements") with the Investment Advisor:


                                                                                                          Percentage of
                                                                                                          Predecessor
Fund                                           Sub-Adviser(s)                                             Fund Managed
----                                           --------------                                             as of 12/31/04
                                                                                                          --------------

Limited Maturity Fixed Income Fund             The Patterson Capital Corporation                              100.00%

Full Maturity Fixed Income Fund                Robert W. Baird & Company                                       49.83%
                                               Western Asset Management Company*                               50.17%

Balanced Fund                                  Robert W. Baird & Company                                       36.01%
                                               Cambiar Investors, LLC                                          45.41%
                                               Freeman Associates Investment Management LLC                    18.58%

Diversified Equity Fund                        Cambiar Investors, LLC                                          51.28%
                                               Freeman Associates Investment Management LLC                    48.72%

Socially Responsible Equity Fund               SKBA Capital Management, LLC                                   100.00%

* Western Asset Management Company ("Western") has notified the Predecessor Full Maturity Fixed Income Fund that it will cease to act as sub-adviser to the Predecessor Fund effective as of September 30, 2005. CCM Advisors is actively searching for a sub-adviser to manage a portion of the Full Maturity Fixed Income Fund's investment portfolio commencing on or about October 1, 2005. If CCM Advisors is unable to find a suitable investment adviser to replace Western as a sub-adviser to the Full Maturity Fixed Income Fund, Baird will serve as the sole sub-adviser to the Fund.

In addition to the foregoing Sub-Advisers, CNAM, a wholly-owned subsidiary of City National Bank and indirect subsidiary of CNC, has been selected by CCM Advisors to serve as sub-adviser to a portion of the Limited Maturity Fixed Income Fund. The appointment of CNAM is subject to shareholder approval, which is expected to be obtained in connection with the reorganization of the Predecessor Funds into the Funds.

CCM Advisors is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

CCM Advisors pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. CCM Advisors paid the following subadvisory fees on behalf of each Predecessor Fund (or portfolio into which the Predecessor Fund previously invested) for the last three years ended June 30. Information is not presented for the Predecessor Fund to the Socially Responsible Equity Fund, as the Predecessor Fund commenced operations on January 1, 2005.


                      Fund                June 30, 2004   June 30, 2003  June 30, 2002
                      ----                -------------   -------------  -------------

Limited Maturity Fixed Income Fund           $205,917       $134,212       $101,573
Full Maturity Fixed Income Fund               $50,500        $65,158        $65,042
Balanced Fund                                $174,638        $56,615        $55,290
Diversified Equity Fund                       $36,083       $176,623       $223,516

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days' written notice by either party.

PORTFOLIO MANAGERS

Information regarding each of the Sub-Advisers is contained in the Funds' Prospectus under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Funds' Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund. All information provided below is as of March 11, 2005 except as otherwise indicated.

Limited Maturity Fixed Income Fund

Jean M. Clark, Gregory W. Welch and Joseph B. Patterson of The Patterson Capital Corporation ("Patterson") share primary responsibility for managing the Limited Maturity Fixed Income Fund. If approved by shareholders, a portion of the Fund will be managed by Rodney J. Olea, William C. Miller, Jr., Paul C. Single and Robert Harder of CNAM.

Patterson Portfolio Managers. In addition to managing the Predecessor Limited Maturity Fixed Income Fund, Ms. Clark, Mr. Welch and Mr. Patterson managed the following accounts:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------
Registered Investment
Companies:                              0                $0                      0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                         24             $1,491                    0                          $0


The compensation received from Patterson by Ms. Clark, Mr. Welch and Mr. Patterson consists of a fixed cash salary and participation in Patterson's profit sharing plan, which provides for the payment of cash, based on the firm's total revenues. Participation in the profit sharing plan is based upon overall service to the firm, seniority and tenure. Patterson does not pay its employees incentive compensation based upon, for example, portfolio performance or asset growth, and there is no differentiation in compensation based upon accounts being managed.

Neither Ms. Clark, Mr. Welch nor Mr. Patterson own any shares of the Funds or the Predecessor Funds.

CNAM Portfolio Managers.  Mr. Olea manages the following accounts:



                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------

Registered Investment
Companies:                              6             $3,647.5                   0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                        111             $833.8                    0                          $0

Mr. Miller manages the following accounts:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------
Registered Investment
Companies:                              1               $49.9                    0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                        107             $374.6                    0                          $0

Mr. Single manages the following accounts:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------
Registered Investment
Companies:                              3             $2,872.7                   0                          $0

Other Pooled Investment
Vehicles:                               1               $5.1                     0                          $0

Other Accounts:                         97             $290.1                    0                          $0

Mr. Harder manages the following accounts:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------
Registered Investment
Companies:                              0                $0                      0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                        101             $352.8                    0                          $0


CNAM is a wholly-owned subsidiary of CNB. The compensation received from CNB by Messrs. Olea, Miller, Single and Harder consists of base cash salaries and annual cash bonuses based on their assigned portfolios' investment performance, their contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Messrs. Olea, Miller, Single and Harder are also eligible to participate in CNB's stock option program which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

None of Messrs. Olea, Miller, Single and Harder own any shares of the Funds or the Predecessor Funds.

Full Maturity Fixed Income Fund

The Full Maturity Fixed Income Fund is managed by Robert W. Baird & Co. ("Baird"). The individuals with primary responsibility for managing portions of the Predecessor Full Maturity Fixed Income Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and Carl L. Eichstaedt of Western.

Baird Portfolio Managers. In addition to managing a portion of the Predecessor Full Maturity Fixed Income Fund, Mr. Elfe and Mr. Tranchita managed the following accounts:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------

Registered Investment
Companies:                              5              $416.8                    0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                         99            $6,247.5                   1                        $397.4

The compensation received from Baird by Mr. Elfe and Mr. Tranchita consists of four components:

     o A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.

     o An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita (including the Predecessor Full Maturity Fixed Income and Predecessor Balanced Funds) relative to benchmarks tailored specifically to each composite.

     o An annual cash revenue sharing award for senior management, which varies from year to year with Baird's revenues and overall profitability and is based on the recommendation of Baird's Chief Investment Officer, who considers investment performance of composites of portfolios managed by Messrs. Elfe and Tranchita (including the Predecessor Full Maturity Fixed Income and Predecessor Balanced Funds) relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.

     o Participation in Baird's stock purchase program, which is available to persons holding officer titles of at least Vice President for at least one year who demonstrate outstanding performance, teamwork and leadership ability, and who have made significant contributions to Baird's current success and are willing to be an active participant in the firm's anticipated growth.

Neither Mr. Elfe nor Mr. Tranchita own any shares of the Funds or the Predecessor Funds.

Balanced Fund

Portions of the Balanced Fund are managed by Cambiar Investors, LLC ("Cambiar"), Freeman Associates Investment Management LLC ("Freeman") and Baird. The individuals with primary responsibility for managing portions of the Predecessor Balanced Fund are Brian M. Barish, Ania A. Aldrich, Maria L. Azari and Michael
J. Gardner of Cambiar, John D. Freeman and Jeffrey Norman of Freeman, and Gary
A. Elfe and Daniel A. Tranchita of Baird.

Cambiar Portfolio Managers. In addition to managing a portion of the Predecessor Balanced Fund, Mr.Barish, Ms. Aldrich, Ms. Azari and Mr. Gardner managed the following accounts as of December 31, 2004:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------
Registered Investment
Companies:                             103            $2,726.2                   0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                         6              $644.2                    0                         $35.2

The compensation received from Cambiar by Mr.Barish, Ms. Aldrich, Ms. Azari and Mr. Gardner generally consists of a cash base salary and an annual cash bonus. Each individual is also eligible to participate in health insurance and retirement plans that are available to all employees of Cambiar. Partnership in Cambiar is available to employees who consistently exhibit the following characteristics over an extended period of time: (i) sustained excellence in his or her designated professional role, (ii) development of profitable new business activities and (iii) overall leadership and forward thinking to benefit the firm. Mr. Barish, Ms. Aldrich, Ms. Azari and Mr. Gardner are partners in Cambiar.

No Cambiar employees own any shares of the Funds or the Predecessor Funds.

Freeman Portfolio Managers. In addition to managing a portion of the Predecessor Balanced Fund, Mr.Freeman and Mr. Norman managed the following accounts:


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------

Registered Investment
Companies:                              0                $0                      0                          $0

Other Pooled Investment
Vehicles:                               3               $313                     0                          $0

Other Accounts:                         44             $3,062                    0                        $1,576

Freeman pays its employees competitive cash compensation keyed to firm and individual performance. As a privately-owned firm, Freeman believes it is able to provide very competitive incentive compensation arrangements, which can range up to 200% of base salaries. Individual incentives include equity in the firm. Mr. Freeman and Mr. Norman are principals in the firm. Incentives are determined from profitability and individual contributions to investment performance relative to benchmarks and peer groups, which the firm believes aligns the interests of the firm with those of its clients. There is no difference between the method used to determine compensation with respect to management of the Balanced Fund and management of other accounts.

Neither Mr. Freeman nor Mr. Norman own any shares of the Funds or the Predecessor Funds.

Baird Portfolio Managers. Additional information regarding Mr. Elfe and Mr. Tranchita of Baird is set forth above under "Full Maturity Fixed Income Fund."

Diversified Equity Fund

Portions of the Diversified Equity Fund are managed by Brian M. Barish, Ania A. Aldrich, Maria L. Azari and Michael J. Gardner of Cambiar, and John D. Freeman and Jeffrey Norman of Freeman. Additional information regarding these portfolio managers is set forth above under "Balanced Fund."

Socially Responsible Equity Fund

Kenneth J. Kaplan, Andrew W. Bischel, Josh J. Rothe, Matthew D. Zuck and Shelly
H. Mann of SKBA Capital Management, LLC ("SKBA") share primary responsibility for managing the Socially Responsible Equity Fund. In addition to managing the Predecessor Socially Responsible Equity Fund, Mr. Kaplan, Mr. Bischel, Mr. Rothe, Mr. Zuck and Ms. Mann manage the following accounts as of February 28, 2005:



                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------     --------------------------    -----------------------

Registered Investment
Companies:                              0                $0                      0                          $0

Other Pooled Investment
Vehicles:                               0                $0                      0                          $0

Other Accounts:                         62              $545                     0                          $0

The senior investment professionals of SKBA, including Mr. Kaplan, Mr. Bischel, Mr. Rothe, Mr. Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to the investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

None of Mr. Kaplan, Mr. Bischel, Mr. Rothe, Mr. Zuck or Ms. Mann own shares of the Funds or the Predecessor Funds.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio managers would be able to devote sufficient attention to the management of the applicable Fund(s), and that each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund(s).

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Sub-Adviser. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, with the exception of Cambiar, which also uses rotation of management groups (i.e., varying the sequence in which groups of accounts are allocated portfolio transactions), and Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.

With respect to securities transactions for the Funds, each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Sub-Adviser could share in investment gains.

The Trust and each Sub-Adviser have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of several of the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

APPROVAL OF ADVISORY AGREEMENTS

At its April 5, 2005 meeting, the Board of Trustees evaluated information provided by the Investment Advisor and each of Freeman, Cambiar, Baird, Patterson and SKBA in accordance with Section 15(c) of the 1940 Act. At its May 12, 2005 meeting, the Board evaluated similar information provided by CNAM. The Board considered a number of factors in approving the Management Agreement and Sub-Advisory Agreements, including the nature, extent and quality of services to be furnished by Investment Advisor and each Sub-Adviser to the Funds; the investment performance of the Predecessor Funds compared to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies; the advisory fees and other expenses paid to the Predecessor Funds and to be paid by the Funds compared to those of similar funds managed by other investment advisers, and the profitability to each adviser of its investment advisory relationship with the Predecessor Funds and the projected profitability of its proposed relationship with the Funds; and the extent to which economies of scale would be realized as the Funds grow. The Trustees also reviewed the ability of the Investment Advisor and the Sub-Advisers to provide investment management and supervision services to the Trust, including the background, education and experience of their key portfolio management and operational personnel, and the investment philosophy and decision-making process of those professionals.

The information below summarizes the Board's considerations in connection with its approval of the Management Agreement and Sub-Advisory Agreements. In deciding to approve each Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval. In considering these matters, the Trustees were advised with respect to relevant legal standards by counsel to the Trust. The Trustees discussed the approval of the Management Agreement and Sub-Advisory Agreements with management and in a private session with counsel at which no employees of CNAM or CCM Advisors were present.

CCM Advisors, LLC

In reviewing the quality of services provided to the Predecessor Funds and to be provided to the Funds by CCM Advisors, the Trustees reviewed the performance of the Predecessor Funds compared with their respective benchmarks. The Trustees considered that each of the Predecessor Diversified Equity, Full Maturity Fixed Income, and Balanced Funds had either outperformed or performed very close to its respective benchmark for the one-, three-, five-, ten- and 15-year periods ending December 31, 2004. The Trustees observed that performance of the Predecessor Limited Maturity Fixed Income Fund was compared against the Merrill 1-3 year Treasury Index with respect to total return, and against the Index and the 90-day Treasury Bill with respect to yield. The Board noted that because the Predecessor Fund seeks the maximization of income/yield and liquidity in conjunction with total return, it typically performs above the yield of the 90-day Treasury Bill and the Index, but below the total return for the Index. The Board also observed that the Predecessor Fund underperformed relative to its benchmarks in the rising interest rate environment of 2004, noting that it is not uncommon for short-term fixed income funds to lag behind the market when interest rates are raised. The Trustees noted, however, that the Predecessor Fund had been named a "Lipper Leader" (i.e., ranked in the top 20th percentile of its Lipper universe) for Preservation of Capital for the five-year period ending December 31, 2004.

The Trustees also considered the performance of each Predecessor Fund compared to the average returns of all funds in its respective category selected by Morningstar Associates, LLC. The Trustees observed that each of the Predecessor Diversified Equity, Full Maturity Fixed Income, and Balanced Funds had performed in the top half of its respective Morningstar universe for the one-, three-, five-, ten- and 15-year periods ending December 31, 2004 (except for the Predecessor Full Maturity Fixed Income Fund's one-year returns). In particular, the Trustees observed that the Predecessor Diversified Equity Fund had ranked in the upper quartile of its Morningstar universe for the one-, three-, five-, ten- and 15-year periods ended December 31, 2004, and the Predecessor Balanced Fund had ranked at or above the top 30th percentile for the one-, five-, and ten-year periods ended December 31, 2004. The Trustees noted that performance information for the Predecessor Socially Responsible Equity Fund was not yet available, as the Fund had commenced operations on January 1, 2005. The Board noted, however that a composite of accounts of SKBA, the Fund's investment sub-adviser, with investment objectives substantially similar to those of the Fund had outperformed the Russell 1000 for the one-, three- and five-year periods ended December 31, 2005. With respect to the Predecessor Limited Maturity Fixed Income Fund, the Board considered that the majority of short-term fixed income funds in the Fund's Morningstar universe invest in bonds with "Baa" or below investment-grade ratings, while the Fund may only invest in securities rated "A" or higher.

In reviewing the investment advisory fees borne by each of the Predecessor Funds, the Trustees considered that the advisory fees charged by CCM Advisors to each Fund were lower than or close to the average investment advisory fees of the funds in its respective Morningstar universe, except for the Predecessor Diversified Equity Fund. With respect to that Fund, the Board considered that the investment advisory fee paid by the Predecessor Diversified Equity Fund was higher than the average management fee of its Morningstar universe because the Fund's Morningstar category included many funds managed by substantially larger investment advisers and quasi-index funds, which decreased the average management fee. The Trustees also noted that, as the Predecessor Funds represent CCM Advisors' sole investment advisory fee contract (although it does serve as an investment consultant and charges fees for those services), they would not be able to compare the fees charged to the Trust by CCM Advisors with fees charged to other institutional clients of CCM Advisors. The Trustees observed that the asset levels of the Predecessor Funds were not so substantial that they could lead to significant economies of scale. They noted, however, that the Funds would have decreased total expense ratios, relative to those of the Predecessor Funds, as common expenses would be spread over a larger asset base as a result of the reorganization of the Predecessor Funds into the Funds.

The Trustees also considered the total expense ratios of the Predecessor Funds, noting that the total expenses for each Predecessor Fund were equal to or less than the average total expenses of its respective Morningstar universe, except for the Predecessor Full Maturity Fixed Income Fund. The Trustees considered that the reorganization was expected to result in decreased Fund expense ratios, including those of the Full Maturity Fixed Income Fund, and that the cost savings would include those realized by switching the Predecessor Funds to the Trust's administrator and custodian. The Board also considered the projected total expense ratios for the Funds after the reorganization.

The Trustees also considered CCM Advisors' financial statements, including its profit and loss statement. As the advisory fees charged by CCM Advisors to the Predecessor Funds comprise over 95% of CCM Advisors' business revenues, the Trustees observed that its profit and loss statement approximated the profitability to CCM Advisors of its relationship to the Predecessor Funds. The Trustees also considered the benefits to be received by CCM Advisors and its affiliates as a result of its relationship with the Funds, including the ability to focus more resources on sales and marketing of the Funds after the reorganization.

The Trustees also considered the depth and quality of CCM Advisors' capabilities as a "manager of managers" and its key personnel; the stability of its organization; the experience, capability and integrity of its senior management; and its commitment and systems in place with regard to compliance with applicable laws and regulations. Based on their review, the Board of Trustees determined that it would be in the best interests of the Funds and their shareholders to approve the Investment Management Agreement.

Freeman Associates Investment Management

In considering approval of the investment management agreements with Freeman with respect to portions of the Diversified Equity Fund and Balanced Fund, the Trustees observed that Freeman's portfolios were in the upper half of their Morningstar universe, and that they had outperformed the Investment Advisor's objective (i.e., the total annual return of the S&P plus 1%) by over 2% for the past three years. The Trustees also noted that as a measure of risk, the standard deviation of Freeman's portfolio was 13.6%, which was lower than the S&P's standard deviation of 15.1%, over three years. With respect to Freeman's fees, the Trustees observed that the investment advisory fee of 0.25% of Fund assets charged by Freeman for its management of the Diversified Equity and Bond Funds was significantly lower than the standard fees charged by Freeman to its other institutional clients, and was the lowest fee breakpoint on its standard fee schedule for large cap core equity clients.

Cambiar Investors, LLC

In considering approval of the investment management agreements with Cambiar with respect to portions of the Diversified Equity Fund and the Balanced Fund, the Trustees considered that Cambiar's portfolios had performed in the top half of their Morningstar universe, and that they had matched the performance of their benchmark, the Russell 1000, over three years. The Trustees noted that consistent with the Investment Manager's expectations, the risk of Cambiar's portfolio, as measured by its standard deviation, was slightly higher than that of the Russell 1000. The Trustees also observed that the fee of 0.25% of Fund assets charged by Cambiar with respect to the Diversified Equity and Balanced Funds was less than half of Cambiar's standard fee at the Funds' current asset sizes and significantly less than those charged by Cambiar to its proprietary mutual funds.

Baird Advisors

In considering approval of the investment management agreement with Baird with respect to portions of the Full Maturity Fixed Income Fund and the Balanced Fund, the Trustees considered that the performance of Baird's portfolios had ranked in the top 30% of their Morningstar universe, and had met the Investment Advisor's objective of matching the Lehman Aggregate returns plus 0.50% over three years. The Trustees also observed that the fee of 0.15% of Fund assets charged by Baird with respect to the Full Maturity Fixed Income and Balanced Funds were significantly less than Baird's standard fees and equal to the lowest breakpoint in its standard fee schedule.

Patterson Capital Corporation

In considering approval of the investment management agreement with Patterson with respect to the Limited Maturity Fixed Income Fund, the Trustees considered that the Predecessor Fund had outperformed the Investment Advisor's objectives with respect to total return (the one- to three-year ML Treasury Index for eight quarters) and income (90-day T-bills plus 0.50% for four quarters). The Trustees also noted that the Predecessor Fund had been named a "Lipper Leader" (i.e., ranked in the top 20th percentile of its Lipper universe) for Preservation of Capital for the five-year period ending December 31, 2004. The Trustees also observed that the fee of 0.15% of Fund assets charged by Patterson with respect to the Limited Maturity Fixed Income Fund was less than the lowest breakpoint in Patterson's standard fee schedule.

SKBA Capital Management, LLC

In considering approval of the investment management agreement with SKBA with respect to the Socially Responsible Equity Fund, the Trustees noted that although no performance information was available for the Predecessor Fund because of its January 1, 2005 inception date, SKBA's composite of accounts with investment objectives substantially similar to those of the Predecessor Fund had outperformed the Russell 1000 for the one-, three- and five-year periods ended December 31, 2005. The Trustees also observed that the fee of 0.25% of Fund assets charged by SKBA with respect to the Socially Responsible Equity Fund was significantly lower than the standard fees charged by SKBA to other institutional accounts with similar asset levels to that of the Fund.

City National Asset Management, Inc.

In considering approval of the investment management agreement with CNAM with respect to the Limited Maturity Fixed Income Fund, the Trustees noted that they were quite familiar with CNAM's general capabilities, systems and procedures as a result of their past reviews of CNAM as an investment adviser to other series of the Trust. The Trustees observed that although the portfolio managers on CNAM's fixed income team did not currently manage any accounts with limited maturity fixed income strategies, the same persons did manage such accounts in their capacities as portfolio managers for CNB. The Trustees reviewed the returns of a composite of accounts managed by CNB with investment strategies similar to those of the Fund, and observed that the annualized returns of the composite for the one-, two-, three-, four- and five-year periods ended March 31, 2005 were greater than the corresponding returns of the composite's benchmark, the Lehman 1-5 Year Government Credit Index. The Trustees also observed that the fee of 0.25% of Fund assets up to $50 million and 0.15% of Fund assets over $50 million to be charged by CNAM with respect to the Fund was significantly lower than the standard fees charged by CNB to its fixed income institutional accounts.

Sub-Advisers Generally

In reviewing the quality of services provided by each Sub-Adviser to the respective Predecessor Funds and to be provided to the corresponding Funds, the Board considered a variety of other matters, including the backgrounds of the persons managing the Funds on behalf of each Sub-Adviser, its brokerage practices, its regulatory compliance procedures, its investment philosophy and processes, and the overall quality and depth of its organization in general. The Trustees also considered the profitability to each Sub-Adviser of its investment advisory relationship with the applicable Predecessor Fund, and concluded that the asset levels of the Funds were not so substantial that they could lead to significant economies of scale. Based on their review, the Board of Trustees determined that it would be in the best interests of the Funds and their shareholders to approve each Sub-Advisory Agreement.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

As of April 8, 2005, the Administrator is entitled to fees calculated based on the following schedule: .065% of Trust's aggregate average daily net assets ("Assets") not exceeding $2.5 billion; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum annual fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

Commencing April 8, 2005, the Administrator also provided certain administrative services to the Predecessor Funds at a rate equal to 0.010% of the average daily net assets of the Predecessor Funds.

The Administrator, a Delaware statutory, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of any Fund.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management (a wholly owned subsidiary of SEI Investments), located at One Freedom Valley Drive, Oaks, Pennsylvania (the "Transfer Agent"), serves as transfer agent for the Funds.

Pursuant to a Sub-Transfer Agent Agreement, Forum Shareholders Services, LLC (the "Sub-Transfer Agent"), located at 2 Portland Square, Portland, Maine 04101, serves as sub-transfer agent for the Funds.

CUSTODIAN

Pursuant to a Custodian Agreement, Wachovia Bank, N.A., located at 530 Walnut Street, Philadelphia, Pennsylvania 19101, serves as the Custodian (the "Custodian") of the Funds' assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

                           THE AHA INVESTMENT PROGRAM

Class I shareholders are eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program.

CCM Advisors has entered into an agreement with the American Hospital Association ("AHA") and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI provides certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors pays licensing fees of $100,000 per year to AHA-FSI. During the third and fourth quarters of 2004, AHA-FSI waived those fees with respect to the Predecessor Funds. For marketing support, CCM Advisors pays compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds' average daily net assets for the quarter): 0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program.

The Funds have acknowledged that the name "AHA" is a property right of AHA and that their right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.

The Sub-Advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Advisor reviews the performance of the broker-dealers used by the relevant Funds on an on-going basis.

While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research, and statistical services to the Funds or Sub-Adviser(s), even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Sub-Adviser(s) in advising other clients. The Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the

Sub-Advisory Agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

REGULAR BROKERS OR DEALERS

"Regular brokers or dealers" of each Funds are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Funds, or (iii) sold the largest dollar amounts of the Fund's shares.

During the year ended June 30, 2004, the Predecessor Funds held securities of Bear Stearns Companies, Inc. ("Bear Stearns"), Credit Suisse First Boston ("First Boston"), Morgan Stanley Dean Witter & Co. ("Morgan Stanley"), Lehman Brothers Incorporated ("Lehman Brothers"), Merrill Lynch & Company ("Merrill Lynch"), The Goldman Sachs Group, Inc. ("Goldman Sachs"), Citigroup Inc. ("Citigroup") and J.P. Morgan Chase & Co. ("J.P. Morgan"), which are companies which may be deemed to be the Funds' "regular brokers or dealers," as defined by Rule 10b-1 under the 1940 Act, or the parents of such brokers or dealers.

Aggregate holdings of the Predecessor Funds, as of June 30, 2004, were as follows:


----------------------------------------------------------------------------------------------------------------
       Broker/Dealer       Limited                Full         Balanced       Diversified     Total Market
       -------------       Maturity             Maturity       --------         Equity            Value
                           --------             --------                        ------            -----
----------------------------------------------------------------------------------------------------------------
Bear Stearns              $1,943,944            $47,438           $0              $0            $1,991,382
----------------------------------------------------------------------------------------------------------------
First Boston                $525,987           $135,992           $0              $0              $661,979
----------------------------------------------------------------------------------------------------------------
Morgan Stanley            $2,716,275           $145,154           $0              $0            $2,861,429
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Inc.      $2,659,168            $98,465        $28,246            $0            $2,785,879
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       Broker/Dealer       Limited                Full        Balanced       Diversified     Total Market
       -------------       Maturity             Maturity      --------          Equity            Value
                           --------             --------                        ------            -----
----------------------------------------------------------------------------------------------------------------
Merrill Lynch             $2,620,017           $161,137        $97,729         $518,208         $3,397,091
----------------------------------------------------------------------------------------------------------------
Goldman Sachs                 $0               $152,465           $0              $0              $152,465
----------------------------------------------------------------------------------------------------------------
Citigroup                 $1,741,283           $185,325        $96,069        $1,156,223        $3,178,900
----------------------------------------------------------------------------------------------------------------
J.P. Morgan               $1,572,527            $91,625        $58,155         $624,197         $2,346,504
----------------------------------------------------------------------------------------------------------------


BROKERAGE

Brokerage commissions paid by the Predecessor Funds (and the portfolios into which the Predecessor Funds previously invested) for the last three years ended June 30 were:


                      Fund                            June 30, 2004         June 30, 2003(1)      June 30, 2002(2)
                      ----                            -------------         -------------         -------------

Limited Maturity Fixed Income Fund                          $0                     $0                    $0

Full Maturity Fixed Income Fund                           $3,170                 $1,895                  $0

Balanced Fund                                            $21,880                 $45,416               $40,055

Diversified Equity Fund                                  $128,242               $195,247              $195,687

(1) Amounts reflect commissions paid by the portfolios into which the Predecessor Funds invested.

2 Amounts reflect commissions paid by the Predecessor Funds from July 1, 2001 to October 31, 2001 and commissions paid by the portfolios into which the Predecessor Funds invested from November 1, 2001 to June 30, 2002.


                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and
(2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some VRDNS that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Among the recent changes in U.S.

federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation.

                             SHARE PRICE CALCULATION

The net asset value per share of each of the Funds is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Sub-Adviser supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of net asset value on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Sub-Adviser for review and approval. In addition, the Sub-Adviser will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Sub-Adviser's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A shares of the Funds in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A shares provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of each Fund's Class A shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Advisor and affiliates of the Distributor, that provide distribution-related services to the Class A shareholders or to their customers who beneficially own the Class A shares.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that the Investment Advisor has received or receives distribution fees from the Distributor, or has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Independent Trustee has or had a direct or indirect financial interest in the operation of any of the distribution plans or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board has determined that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Advisor and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Advisor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Advisor on behalf of the shares of the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

The Predecessor Funds paid the following distribution fees during the year ended June 30, 2004:

Full Maturity Fund          $9.48
Diversified Equity Fund     $12.48

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment advisor, CCM Advisors has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above.

                                 CODE OF ETHICS

The Trust, the Investment Advisor, the Sub-Advisers and the Distributor each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings. No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of each Fund's complete portfolio holdings as of the end of such quarter will be made available on the Funds' website. With respect to the Trust's second and fourth fiscal quarters, lists of each Fund's complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which are also available on the Funds' website. Certain other general information regarding the portfolio holdings of each Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds' website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Trust's Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item
(5) above will be reported to the Board at its next regular meeting.

As of January 1, 2005, the Board of Trustees had approved ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper and imoney.net pursuant to agreements under which each Fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust's agreements with such service providers, including an obligation not to trade on such information. The Trust's independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Funds' shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Advisor as a part of the Investment Advisor's general management of the Funds, subject to the Board's continuing oversight. The Investment Advisor, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Advisor or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Advisor's or a Sub-Adviser's independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Advisor or the Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-445-1341, (2) on the Funds' website at www.ahafunds.org, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of each Sub-Adviser is set forth in Appendix B.


                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each of the Funds offers two classes of shares (Class A and Class I). Currently, the Trust offers shares of sixteen series, including the five series described in this SAI. Two additional series have been organized but have not yet commenced operations. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The use of the name "CNI Charter" by the Trust is pursuant to the consent of CNAM, an affiliate of CNC and the investment manager to series of the Trust other than the Funds, which consent may be withdrawn if CNAM ceases to be the investment manager of such series of the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2005, Baptist Health Care Corporation ("Baptist") may be deemed to control the Predecessor Balanced Fund and the Predecessor Full Maturity Fixed Income Fund by virtue of owning more than 25% of the outstanding shares of such Funds. Baptist owned of record and beneficially owned directly 95.7% and 34.3% of the outstanding shares of the Predecessor Balanced Fund and the Predecessor Full Maturity Fixed Income Fund, respectively. As of March 31, 2005, BNY Western Trust Company ("BNY") may be deemed to control the Predecessor Limited Maturity Fixed Income Fund by virtue of owning more than 25% of the Fund's outstanding shares. BNY owned of record and beneficially owned directly 25.7% of Predecessor Limited Maturity Fixed Income Fund. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the respective Funds. Through the exercise of voting rights with respect to shares of the Fund, the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

As of March 31, 2005, the following shareholders were known by the Predecessor Funds to own of record (with sole or shared voting or investment power) more than 5% of shares of one or more of the Predecessor Funds.

                 Predecessor Limited Maturity Fixed Income Fund


                                                                                           Percentage of Total
Shareholder                                                     Class                       Outstanding Shares
-----------                                                     ------                      ------------------

BNY Western Trust Company                                          I                              25.7%
700 S Flower St., Suite 500
Los Angeles, CA 90017-4107

Sherman Hospital                                                   I                              17.9%
934 Center St.
Elgin, IL 60120-2198


                                      -55-


Lewistown Hospital                                                 I                               9.8%
400 Highland Avenue
Lewiston, PA 17044-1167

Vail Valley Medical Center                                         I                               8.5%
PO Box 40000
Vail, CO 81658-7520

Sharp Healthcare                                                   I                               7.4%
8695 Spectrum Center Blvd.
San Diego, CA 92123-1489

National Financial Services LLC                                    A                              90.6%
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Convergent Capital Management LLC                                  A                               9.4%
190 S LaSalle Street, Suite 2800
Chicago, IL 60603-3416


                   Predecessor Full Maturity Fixed Income Fund
                                                                                           Percentage of Total
Shareholder                                                   Class                         Outstanding Shares
-----------                                                   ------                        ------------------

Baptist Health Care Corporation                                  I                                34.3%
1000 W Moreno St.
P.O. Box 17500
Pensacola, FL 32522-7500

Lewistown Hospital                                               I                                15.4%
400 Highland Avenue
Lewistown, PA 17044-1167

Dearborn County Hospital                                         I                                15.0%
600 Wilson Creek Rd.
Lawrenceburg, IN 47025-2751

Vail Valley Medical Center                                       I                                10.6%
P.O. Box 40000
Vail, CO  81658-7520

Banctrust Co Tr                                                  I                                 7.9%
PO Box 469
Brewton, AL  36427-0469

Wabash County Hospital                                           I                                 5.8%
710 N East St.
Wabash, IN 46992-1924


                                      -56-


City National Bank                                               A                                 100%
PO Box 60520
Los Angles, CA  90060-0520


                            Predecessor Balanced Fund
                                                                                           Percentage of Total
Shareholder                                                   Class                         Outstanding Shares
-----------                                                   ------                        ------------------

Baptist Health Care Corporation                                  I                                95.7%
1000 W Moreno St.
P.O. Box 17500
Pensacola, FL 32522-7500


                       Predecessor Diversified Equity Fund
                                                                                           Percentage of Total
Shareholder                                                   Class                         Outstanding Shares
-----------                                                   ------                        ------------------
Grande Ronde Hospital & Endowment                                I                                13.9%
900 Sunset Dr.
La Grande, OR  97850-1362

Baptist Health Care Corporation                                  I                                13.5%
1000 W Moreno Street
Pensacola, FL  32522-7500

Lewistown Hospital                                               I                                10.2%
400 Highland Ave
Lewistown, PA  17044

Dearborn County Hospital                                         I                                 7.5%
600 Wilson Creek Rd.
Lawrenceburg, IN  47025-2751

Banctrust Co Tr                                                  I                                 5.8%
P.O. Box 469
Brewton AL  36427

Jupiter & Co                                                     I                                 5.4%
c/o Investors Bank & Trust
200 Clarendon St # 090
Boston MA  02116-5021

The Saratoga Hospital                                            I                                 5.1%
211 Church St.
Saratoga Springs, NY 12866-1046

Shirley Lindsay Trust                                            A                                12.4%
P.O. Box 7127
Indian Lk Est, FL  33855-7127

Institutional Portfolio Services                                 A                                 8.0%
324 Sheridan Rd.
Kenilworth, IL  60043-1219


                                      -57-



                                                                                           Percentage of Total
Shareholder                                                   Class                         Outstanding Shares
-----------                                                   ------                        ------------------

Lehman Brothers                                                  A                                 6.7%
70 Hudson Street, Floor 7
Jersey City, NJ 07302-6599

National Financial Services LLC                                  A                                 6.4%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

B P Pai Trust                                                    A                                 6.2%
324 Sheridan Rd.
Kenilworth, IL  60043-1219

Frank Lindsay Trust                                              A                                 5.2%
PO Box 92956
Chicago, IL  60675

Citigroup Global Markets, Inc.                                   A                                 5.2%
333 W 34th Street
New York, NY 10001-2402


                  Predecessor Socially Responsible Equity Fund
                                                                                           Percentage of Total
Shareholder                                                   Class                         Outstanding Shares
-----------                                                   ------                        ------------------

Investors Bank & Trust Co.                                       I                                99.5%
4 Manhanttanville Road
Purchase, NY  10577-2139


As of March 31, 2005, the Trustees and officers of the Trust owned, in aggregate, of record less than 1% of the outstanding shares of each Fund and each Predecessor Fund.

                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                     P(1 + T)(n) = ERV

         Where:            P     =   a hypothetical initial payment of $1,000.


                           T     =   average annual total return.


                           n     =   number of years.

                           ERV   =   Ending Redeemable Value of a
                                     hypothetical $1,000 investment made
                                     at the beginning of a l-, 5- or
                                     10-year period at the end of a l-,
                                     5- or 10-year period (or fractional
                                     portion thereof), assuming
                                     reinvestment of all dividends and
                                     distributions and complete
                                     redemption of the hypothetical
                                     investment at the end of the
                                     measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                      P(1 + T)(n) = ATV(D)

         Where:            P       =  a hypothetical initial payment of $1,000.


                           T       =  average annual total return (after taxes
                                      on distributions).


                           n       =  number of years.

                           ATV(D)  =  ending value of a hypothetical
                                      $1,000 investment made at the
                                      beginning of a l-, 5- or 10-year
                                      period at the end of a l-, 5- or
                                      10-year period (or fractional
                                      portion thereof), after taxes on
                                      Fund distributions but not after
                                      taxes on redemption, assuming
                                      reinvestment of all dividends and
                                      distributions and
                                      complete redemption of the hypothetical
                                      investment at the end of the measuring
                                      period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                      P(1 + T)(n) = ATV(DR)



         Where:            P        =  a hypothetical initial payment of $1,000.


                           T        =  average annual total return (after
                                       taxes on distributions and redemption).

                           n        =  number of years.

                           ATV(DR)  =  ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of a l-, 5- or 10-year
                                       period at the end of a l-, 5- or
                                       10-year period (or fractional
                                       portion thereof), after taxes on
                                       Fund distributions and redemption,
                                       assuming reinvestment of all
                                       dividends and distributions and
                                       complete redemption of the
                                       hypothetical investment at the end
                                       of the measuring period.


                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognize as holidays, and on which the Trust is closed for business, are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the weekdays that the Federal Reserve recognizes as holidays, and on which the Money Market Funds are closed for business are: Columbus Day and Veterans Day. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Advisor or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or
(iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Funds' Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

Audited financial statements as of and for the years ended June 30, 2003 and June 30, 2004 for the Predecessor Funds, as contained in the Annual Report to Shareholders of the Predecessor Funds for the fiscal periods ending June 30, 2003 and June 30, 2004, and unaudited financial statements and financial highlights for the six months ended December 31, 2004 for the Predecessor Funds are available on request and are incorporated herein by reference.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES


Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch IBCA, Duff & Phelps Inc. ("Fitch").

Standard & Poor's Rating Group
------------------------------

Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.
-------------------------------

Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.
---------------------------------

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D       Bonds rated DDD, DD and D are in actual default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

               APPENDIX B - PROXY VOTING POLICIES OF SUB-ADVISERS

                             CAMBIAR INVESTORS, LLC
                       PROXY VOTING POLICY AND PROCEDURES

Objective: The objective of Cambiar Investors, LLC's proxy voting process is to maximize the long-term investment performance of our clients.

Policy: It is Cambiar's policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals.

Procedure:  The procedure for processing proxy ballots is as follows:

     1.   Custodians   are   directed   to  send  all  proxy   material  to  ISS
          (Institutional Shareholder Services) whom Cambiar Investors, LLC has retained to act as our voting agent.

     2. The Proxy Administrator reviews the research provided by ISS for each company meeting and each proposal. If ISS's recommendations agree and favor management they are instructed to vote according to management's recommendations.

     3. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or ISS recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and instruct ISS to vote per the Portfolio Manager's recommendations.

     4. ISS provides reports and a record of all accounts and companies voted and provides Cambiar Investors, LLC with monthly and/or quarterly reports as required.

     5. The Proxy Administrator reviews at least annually with the Portfolio Managers our proxy voting record.

                  FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC
                               PROXY VOTING POLICY

For those clients for whom Freeman Associates Investment Management LLC ("Freeman Associates") has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

1) provides the client with this written proxy voting policy - which may be updated and supplemented from time to time;

2) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

3)   documents the reasons for voting, including exceptions;

4) keeps records of such proxy voting available for inspection by the client or governmental agencies - to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

5) monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.


In order to facilitate this proxy voting process, Freeman Associates has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

Proxy Information Center ("PIC")
--------------------------------

PIC is a division of Institutional Shareholder Services ("ISS"), an independent investment advisor, that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Freeman Associates, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. ISS also provides Freeman Associates with reports that reflect proxy voting activities for Freeman Associates' client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Voting Policy and Getting the Job Done
--------------------------------------

The current version of the Employee Retirement Income Security Act, or ERISA, was passed in 1986. Under ERISA, the tenets under which pension fund assets can be managed and invested were prescribed. The Act provided that assets managed on behalf of pension plans' beneficiaries must be invested "...solely in the best interest of the beneficiaries..." of the plan. Another ERISA requirement is that
such  assets  be  managed  with  "care,  skill,   prudence  and  diligence....."
Interpretations of ERISA are developed by the US Department of Labor. The duties thus created, of loyalty and prudence, apply to the management of plan assets, including proxy voting activities.

The Department of Labor has made it clear that voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, it has also been made clear that company-specific analysis must be performed and that automatic voting procedures are not appropriate or acceptable. Distinctly identifying issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

The process of maintaining records first involves a coding of every company proxy ballot voted during the year. Coding is the unique identification of each issue on the ballots of companies to be voted. ISS uses a proprietary coding system of over 500 individually identified issues which have been voted on client ballots over time.

A coding system must provide for a narrow enough identification of each issue that the issue can be similarly treated where appropriate, i.e., applying consistent voting policy application from company to company. A coding system that is sufficiently detailed will allow for comparison of "apples to apples." An apples to apples comparison allows for analysis of voting policy application to identify if there is a problem with consistency in voting. A consistency audit can automatically be run at the end of various time periods if the coding system was appropriately structured and adhered to over time. Every ballot item will be identified as to source of initiative by the presence of an "M" or "S" at the beginning of the code. All "M" codes are issues placed on the ballots by company management. All "S" codes are shareholder proposal initiatives.

There are six major types or categories of issues identified as management sponsored issues and eight major categories of shareholder issues, as listed below.

MAJOR CODING CATEGORIES

Management Proposal Categories
                  M0100 ROUTINE/BUSINESS ISSUES - MGMT
                  M0200 DIRECTORS' RELATED - MGMT
                  M0300 CAPITALIZATION RELATED - MGMT
                  M0400 REORGANIZATION/MERGER - MGMT
                  M0500 NON-SALARY COMPENSATION RELATED - MGMT
                  M0600 ANTI-TAKEOVER RELATED - MGMT

Shareholder Proposal Categories
                  S0100          ROUTINE/BUSINESS ISSUES - SH
                  S0200          DIRECTORS' RELATED - SH
                  S0300          CORPORATE GOVERNANCE RELATED - SH
                  S0400          SOCIAL/HUMAN RIGHTS RELATED - SH
                  S0500          COMPENSATION RELATED - SH
                  S0600          GENERAL ECONOMIC ISSUES - SH
                  S0700          HEALTH/ENVIRONMENTAL ISSUES - SH
                  S0800          OTHER/MISCELLANEOUS

Under each of the fourteen categories listed above, there are a series of specific codes which identify the detailed issues which fall into each category. This categorizing and coding of each ballot issue is then used as the basis for developing ERISA based voting policies by identifying voting criteria and positions for each code.

It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

Finally, ERISA requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

Keeping in mind the concept that no issue is considered "routine", outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., a company specific reason for voting differently.

Management Proposals:
---------------------

I. When voting on ballot items which are fairly common management sponsored initiatives, certain items are generally, although not always, voted in support of management.

     o   "Normal" elections of directors
     o   Approval of auditors/CPA
     o   Directors' liability and indemnification
     o   General updating/corrective amendments to charter
     o   Elimination of cumulative voting
     o   Elimination of preemptive rights

II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted in support of management.

     o Capitalization changes which eliminate other classes of stock and differential voting rights
     o   Changes  in  capitalization   authorization  for  stock  splits,  stock
         dividends, and other specified needs which are no more than 100% of the existing authorization
     o   Stock purchase plans with an exercise price of not less than 85% FMV
     o   Stock option plans that are incentive based and not excessive
     o   Other stock based plans which are appropriately structured
     o   Reductions in supermajority vote requirements
     o   Adoption of Anti-greenmail provisions

III. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of management.

     o Capitalization changes which add classes of stock which are "blank check" in nature or that dilute the voting interests of existing shareholders
     o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders
     o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers

     o Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions
     o   Classified boards of directors
     o Reincorporation into a state which has more stringent Anti-takeover and related provisions
     o Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
     o   Excessive compensation or non-salary compensation related proposals
     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
     o "Other business as properly comes before the meeting" proposals which give a "blank check" to those acting as proxy

Shareholder Proposals:
----------------------

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact. If no such relationship is found PIC makes a recommendation to Freeman Associates that such issues be voted against.

I. When voting shareholder proposals, in general, initiatives related to the following items are supported:

     o   Auditors should attend the annual meeting of shareholders
     o   Election of the board on an annual basis
     o   Establishing audit, nominating, or compensation committees
     o   Bylaw or charter amendments to be made only with shareholder approval
     o   Submit shareholder rights plan poison pill to vote or redeem
     o   Confidential voting
     o Expanded reporting of financial or compensation related information within reason
     o   Undo various Anti-takeover related provisions
     o   Reduction or elimination of supermajority vote requirements
     o   Anti-greenmail provisions
     o   Opting-out of state business combination provisions

II. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

     o   Limiting tenure of directors
     o Requiring directors to own large amounts of stock before being eligible to be elected
     o   Restoring cumulative voting in the election of directors
     o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
     o Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

     o   Proposals which require inappropriate endorsements or corporate actions

                          SKBA CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

A copy of the proxy voting policies of the Fund's Investment Manager follows:

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management's nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management's recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

         1.    create more than one class of directors.

         2. create staggered terms for Board members or non-annual election of directors.

         3.    eliminate cumulative voting.

         4. require a super majority approval of the acquisition of the company by another.

         5.    eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

         6.    require a "Fair Price" in the acquisition of the company.

         7.    make the acquisition of the company more difficult.

         8. change the state of incorporation (e.g. from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

         9. obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

         10. increase the number of authorized shares as it is the company's intention to utilize these shares to reduce the likelihood of a future takeover.

         11. create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

         12. amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%. By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management's discretion.

The firm will usually vote in favor of the following shareholder proposals that:

         13.   reinstate cumulative voting.

         14. return to the annual election of directors or eliminate staggered terms of directors.

         15.   reinstate preemptive shareholder rights.

         16. repeal provisions requiring a super majority vote of shareholders to approve the corporation's acquisition by another company.

         17. repeal "poison pill" provisions or give shareholders the right to approve or repeal such provisions.

         18.   adopt the use of indexed stock options.

         19.   require  that  the  board  of  directors   consist   entirely  of
               non-employee directors, with the exception of the CEO.

         20. support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

         21. require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

         22. prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

         23.   require the company to expense stock options.

         24. establish the guideline that a company's CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

         25. disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Proxy Reports - We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.



July 2004

                        THE PATTERSON CAPITAL CORPORATION
                             POLICY ON PROXY VOTING


As a fixed income investment manager, the firm rarely votes proxies. However, in those circumstances in which the firm does vote proxies, it always endeavors to vote them in such a way as to satisfy the goals and objectives of the client. The best interests of the client are maintained at all times, and the firm votes proxies solely in the interest of participants and beneficiaries. In this regard, proxy voting guidelines are reviewed by management to ensure the following criteria is met and adhered to: a) there is a clear understanding of the vote at hand, b) any potential conflicts of interest are identified and communicated to the client before voting proxies, c) disclosure is provided as to how clients may obtain information on how their securities were voted, d) proxy votes are cast in a manner consistent with the best interest of the client.

                       ROBERT W. BAIRD & CO. INCORPORATED
                  PROXY VOTING POLICIES AND PROCEDURES FOR THE
                     BAIRD INVESTMENT MANAGEMENT DEPARTMENT

         The Baird Investment Management department ("BIM") of Robert W. Baird & Co. Incorporated (the "Adviser") exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a "Fund" and collectively the "Funds") and our private account clients that have delegated proxy voting authority to BIM. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

                            I. SUPERVISION OF POLICY

         The BIM Compliance Officer is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The BIM Proxy Voting Committee (the "Committee") is responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services ("ISS") to make recommendations to the Committee as to how to vote proxies.

                            II. CONFLICTS OF INTEREST

         There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

         Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

         1. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

         2. Refer the proxy to the client or to a fiduciary of the client for voting purposes;

         3. Suggest that the client engage another party to determine how the proxy should be voted; or

         4. Disclose the conflict to the client or, with respect to the Funds, the Fund's Board of Directors (or its delegate) and obtain the client's or Board's direction to vote the proxies.

                               III. RECORDKEEPING

         We will maintain the following records with respect to proxy voting:

         o     a copy of our proxy voting policies and procedures;

         o a copy of all proxy statements received (the Adviser may rely on a third party or the SEC's EDGAR system to satisfy this requirement);

         o a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

         o a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

         o a copy of each written client request for information on how we voted proxies on the client's behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

         These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

                            IV. DISCLOSURE TO CLIENTS

         We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.

                           V. PROXY VOTING GUIDELINES

Portfolio managers and research analysts will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. For that reason, there may be instances where we may not vote the client's shares in strict accordance with these guidelines. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the manager or analyst believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee's recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.